          As filed with the Securities and Exchange Commission on April 30, 2008
                                                     1933 Act File No. 333-30810
                                                      1940 Act File No. 811-9819


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 28 [X]

                                       and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940 [X]

                              Amendment No. 29 [X]

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                   P.O. BOX 5049, BOSTON, MASSACHUSETTS 02206
                    (Address of Principal Executive Offices)

                                 (617) 662-0835
                         (Registrant's Telephone Number)

                             Nancy Conlin, Secretary
                       State Street Bank and Trust Company
                        2 Avenue de Lafayette, 6th Floor
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   On _____ pursuant to paragraph (b)

[ ]   On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]   On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   State Street Institutional Investment Trust
                    P.O. Box 5049 Boston, Massachusetts 02206


                                  ------------

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND
          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
              STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND
           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND
                               INSTITUTIONAL CLASS


                                  ------------

                         Prospectus Dated April 29, 2008



                                  ------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THE STATE STREET INSTITUTIONAL LIQUID RESERVES FUND, THE STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND, THE STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND, THE STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND AND THE STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND (INDIVIDUALLY A "FUND," COLLECTIVELY THE "FUNDS") IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

     EACH FUND OFFERS TWO CLASSES OF SHARES: INSTITUTIONAL CLASS AND INVESTMENT CLASS. THIS PROSPECTUS COVERS ONLY THE INSTITUTIONAL CLASS.

                                TABLE OF CONTENTS


INTRODUCTION                                                               3
  State Street Institutional Liquid Reserves Fund                          3
  State Street Institutional Tax Free Money Market Fund                    8
  State Street Institutional U.S. Government Money Market Fund            12
  State Street Institutional Treasury Money Market Fund                   17
  State Street Institutional Treasury Plus Money Market Fund              19
  Management and Organization                                             23
  Additional Information About the Funds' Objectives, Investment
     Strategies And Risks                                                 24
  Shareholder Information                                                 29
  How to Purchase Shares                                                  31
  How to Redeem Shares                                                    33
  Portfolio Holdings Disclosure                                           35
  Payments to Financial Intermediaries                                    35
  Dividends, Distributions and Tax Considerations                         35
  Financial Highlights                                                    36

INTRODUCTION

     Each Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"), a subsidiary of State Street Corporation, is the investment adviser to each Fund and to the respective State Street Master Funds portfolio in which each Fund invests.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

     The investment objective of State Street Institutional Liquid Reserves Fund (the "ILR Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The ILR Fund invests in U.S. dollar denominated securities. There is no guarantee the ILR Fund will be able to maintain a stable net asset value per share, and you could lose money by investing in the ILR Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The ILR Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Money Market Portfolio (the "Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the ILR Fund. In reviewing the investment objective and strategies of the ILR Fund below, you should assume that the investment objective and strategies of the Money Market Portfolio are the same in all material respects as those of the ILR Fund.


     The ILR Fund attempts to achieve its investment objective by investing in money market instruments. Such instruments include but are not limited to: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, such as certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar time deposits and Yankee certificates of deposit ; (4) commercial paper of U.S. and foreign companies;
(5) asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements. Normally, the ILR Fund intends to invest more than 25% of its total assets in bank obligations.


     Quality of Securities. The ILR Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The ILR Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the ILR Fund's price or yield in any material respect.


     Defensive Strategies. From time to time, for temporary defensive purposes, the ILR Fund may hold uninvested cash or invest in taxable short-term investments. Income earned by the ILR Fund from taxable instruments will be taxable to investors. These temporary defensive strategies may be inconsistent with the ILR Fund's principal investment strategy and the ILR Fund may not achieve its investment objective.



     The Adviser bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized in the section below entitled "Principal Risks of Investing in the Funds."


PRINCIPAL RISKS OF INVESTING IN THE ILR FUND


     - Banking Industry Risk. Because the ILR Fund may concentrate more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the ILR Fund than on a mutual fund that invests more broadly. For instance, if the banking industry suffers a setback, the ILR Fund may perform worse than if the ILR Fund were more diversified across numerous industries. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the ILR Fund may default on its obligation.



     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the ILR Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the ILR Fund to dispose of such securities at advantageous prices may be greatly limited, and the ILR Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the ILR Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the ILR Fund. The ability of the ILR Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the ILR Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the ILR Fund's investment in the master fund at a time when it might otherwise not choose to do so.


     - Money Market Risk. The risk that the ILR Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



     - Repurchase Agreement Risk. A repurchase agreement allows the ILR Fund to buy securities with the understanding that the seller will buy them back at the same price with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the ILR Fund could lose money.




     - U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies or instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.



     THE ILR FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE ILR FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     The bar chart and table below show the performance of the ILR Fund during the ILR Fund's complete calendar years since inception. The table below also shows the performance of the ILR Fund over various periods of time since its inception on August 12, 2004. Please keep in mind that past performance does not necessarily indicate how the ILR Fund will perform in the future. Please call
(877) 521-4083 for the ILR Fund's current 7 day yield.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31*

(BAR CHART)

2005                                  3.19
2006                                  5.07
2007                                  5.97




     During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.57% (quarter ended March 31, 2005).

                          AVERAGE ANNUAL TOTAL RETURN*

                                                            SINCE THE INCEPTION
                                           PAST 1-YEAR        DATE OF THE FUND
                                          (PERIOD ENDED          ANNUALIZED
                                       DECEMBER 31, 2007)    (AUGUST 12, 2004)
                                       ------------------   -------------------
State Street Institutional Liquid
  Reserves Fund......................         5.28%                 4.18%

--------

   * Certain expenses incurred by the ILR Fund were reimbursed during the period. Without the reimbursement of some expenses, total returns would be lower.

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the ILR Fund. As a shareholder in the Money Market Portfolio, the ILR Fund bears its ratable share of the Money Market Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the ILR Fund and the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                    0.10%
Other Expenses**                                    0.00%***
                                                    ----
Total Annual Fund Operating Expenses****            0.10%
                                                    ====



     * This fee is the investment advisory fee paid by the Money Market Portfolio to the Adviser and, due to the Advisor's agreement to waive fees and/or reimburse expenses currently in place, also represents the total annual net operating expenses of the Money Market Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Money Market Portfolio to keep the total annual operating expenses of the Money Market Portfolio at 0.10% through April 30, 2009. Without the effects of such contractual limitation, the total annual operating expenses of the Money Market Portfolio would have been 0.14% for the last fiscal year.

     ** Other expenses are based on estimated amounts for the current fiscal year.

     ***    Amount represents less than 0.01%


     **** The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the Money Market Portfolio) at 0.05% (on an annualized basis) of the ILR Fund's average daily net assets until April 30, 2009. In addition, the Adviser has voluntarily agreed to cap the total operating expenses of the ILR Fund (not including the pass-through expenses of the Money Market Portfolio) at 0.02% (on an annualized basis). For the fiscal year ended December 31, 2007, net operating expenses were reduced from 0.13% to 0.11% as a result of a voluntary expense limitation. The voluntary expense limitation may be revised or cancelled at any time without notice.


          The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the ILR Fund will be able to avoid a negative yield.

Example: This Example is intended to help you compare the cost of investing in the ILR Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the ILR Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
  $10       $32        $57        $128


              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND

     The investment objective of State Street Institutional Tax Free Money Market Fund (the "Tax Free Money Market Fund") is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). There is no guarantee the Tax Free Money Market Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Tax Free Money Market Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Tax Free Money Market Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Tax Free Money Market Fund. In reviewing the investment objective and strategies of the Tax Free Money Market Fund below, you should assume that the investment objective and strategies of the Tax Free Money Market Portfolio are the same in all material respects as those of the Tax Free Money Market Fund.

     The Tax Free Money Market Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Tax Free Money Market Fund may buy or sell securities on a when-issued or forward commitment basis. The Tax Free Money Market Fund may also invest in other mutual funds, subject to regulatory limitations, that invest in such obligations.

     The Tax Free Money Market Fund may invest up to 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Tax Free Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Tax Free Money Market Fund's price or yield in any material respect.

     Defensive Strategies. From time to time, for temporary defensive purposes, the Tax Free Money Market Fund may hold uninvested cash or invest in taxable short-term investments. Income earned by the Tax Free Money Market Fund from taxable instruments will be taxable to investors. These temporary defensive strategies may be inconsistent with the Tax Free Money Market Fund's principal investment strategy and the Tax Free Money Market Fund may not achieve its investment objective.

     The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TAX FREE MONEY MARKET FUND


     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Tax Free Money Market Fund may default on its obligation.






     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Tax Free Money Market Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Tax Free Money Market Fund to dispose of such securities at advantageous prices may be greatly limited, and the Tax Free Money Market Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Tax Free Money Market Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Tax Free Money Market Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Tax Free Money Market Fund. The ability of the Tax Free Money Market Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Tax Free Money Market Fund's investment in the master fund at a time when it might otherwise not choose to do so.


     - Money Market Risk. The risk that the Tax Free Money Market Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Tax Free Money Market Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Tax Free Money Market Fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Tax Free Money Market Fund's policy to invest in municipal debt obligations will subject the Tax Free Money Market Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


     - Tax Risk. Changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status on municipal bonds held by the Fund.


     THE TAX FREE MONEY MARKET FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TAX FREE MONEY MARKET FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE INFORMATION

     Performance information for the Tax Free Money Market Fund is not provided because the Tax Free Money Market Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Tax Free Money Market Fund. As a shareholder in the Tax Free Money Market Portfolio, the Tax Free Money Market Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Tax Free Money Market Fund and the Tax Free Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*..................................  0.10%
Other Expenses**..................................  0.03%
                                                    ----
Total Annual Fund Operating Expenses***+..........  0.13%
                                                    ====




     * This fee is the investment advisory fee paid by the Tax Free Money Market Portfolio to the Adviser and, due to the Adviser's agreement to waive fees and/or reimburse expenses currently in place, also represents the estimated total annual net operating expenses of the Tax Free Money Market Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Tax Free Money Market Portfolio to keep the total annual operating expenses of the Tax Free Money Market Portfolio at 0.10% through April 30, 2009.

     ** Other Expenses are based on estimated amounts for the current fiscal year.

     *** The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the Tax Free Money Market Portfolio) at 0.10% (on an annualized basis) of the Tax Free Money Market Fund's average daily net assets until April 30, 2009.

     + The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Tax Free Money Market Fund will be able to avoid a negative yield.

Example: This Example is intended to help you compare the cost of investing in the Tax Free Money Market Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Tax Free Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Tax Free Money Market Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 YEAR    3 YEARS
------    -------
  $13       $42


          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND


     The investment objective of State Street Institutional U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The fund invests in US government securities with maturities of 397 days or less and adjustable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days and which are deemed to have a maturity equal to the period remaining until the next interest rate readjustment date, as permitted under Rule 2a-7 of the Investment Company Act, as amended, and repurchase agreements collateralized by U.S. government securities. There is no guarantee the U.S. Government Money Market Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the U.S. Government Money Market Fund.


PRINCIPAL INVESTMENT STRATEGIES

     The U.S. Government Money Market Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the U.S. Government Money Market Fund. In reviewing the investment objective and strategies of the U.S. Government Money Market Fund below, you should assume that the investment objective and strategies of the U.S. Government Money Market Portfolio are the same in all material respects as those of the U.S. Government Money Market Fund.

     The U.S. Government Money Market Fund attempts to achieve its investment objective by investing under normal circumstances substantially all of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities ("U.S. government securities") or in repurchase agreements collateralized by U.S. government securities. Although some U.S. government securities are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the government agency or instrumentality issuing or guaranteeing the securities. Under normal market conditions, the U.S. Government Money Market Fund will invest substantially all of its assets in U.S. government securities and in repurchase agreements collateralized by such securities. (Shareholders would receive at least 60 days notice prior to any change to this policy.)

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The U.S. Government Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the U.S. Government Money Market Fund's price or yield in any material respect.

     Repurchase Agreements. The U.S. Government Money Market Fund may enter into repurchase agreements, under which the Fund purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The U.S. Government Money Market Fund bears the risk of loss in the event the other party defaults on its obligations and the U.S. Government Money Market Fund is delayed or prevented from its right to dispose of the collateral securities or if the U.S. Government Money Market Fund realizes a loss on the sale of the collateral securities. The U.S. Government Money Market Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The U.S. Government Money Market Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.


     Defensive Strategies. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. This may include maintaining uninvested cash. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy and the Fund may not achieve its investment objective.


     The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE U.S. GOVERNMENT MONEY MARKET FUND



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the U.S. Government Money Market Fund may default on its obligations.


     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the U.S. Government Money Market Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.





     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the U.S. Government Money Market Fund to dispose of such securities at advantageous prices may be greatly limited, and the U.S. Government Money Market Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.


     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.




     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the U.S. Government Money Market Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the U.S. Government Money Market Fund. The ability of the U.S. Government Money Market Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the U.S. Government Money Market Fund's investment in the master fund at a time when it might otherwise not choose to do so.



     - Money Market Risk. The U.S. Government Money Market Fund may not be able to maintain a NAV per share of $1.00 at all times. Although the U.S. Government Money Market Fund seeks to maintain a constant NAV of $1.00 per share, the U.S. Government Money Market Fund may not be able to do so at all times, and it is possible for you to lose money by investing in the U.S. Government Money Market Fund. An investment in the U.S. Government Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - Repurchase Agreement Risk. The U.S. Government Money Market Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.



     - U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.



     THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE U.S. GOVERNMENT MONEY MARKET FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     Performance information for the U.S. Government Money Market Fund has been omitted because the U.S. Government Money Market Fund has not been in operation for a full calendar year.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the U.S. Government Money Market Fund. As a shareholder in the Portfolio, the U.S. Government Money Market Fund bears its ratable share of the U.S. Government Money Market Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the U.S. Government Money Market Fund and the U.S. Government Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                    0.10%
Other Expenses**                                    0.04%
                                                    ----
Total Annual Fund Operating Expenses                0.14%
                                                    ====



     * This fee is the investment advisory fee paid by the U.S. Government Money Market Portfolio to the Adviser.

     ** Other Expenses are based on estimated amounts for the current fiscal year for the U.S. Government Money Market Portfolio and the U.S. Government Money Market Fund.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the U.S. Government Money Market Fund will be able to avoid a negative yield.


Example: This Example is intended to help you compare the cost of investing in the U.S. Government Money Market Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the U.S. Government Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS
------    -------
  $14       $45

              STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

     The investment objective of State Street Institutional Treasury Fund (the "Treasury Fund") is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). There is no guarantee the Treasury Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Treasury Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Treasury Money Market Portfolio (the "Treasury Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Treasury Fund. In reviewing the investment objective and strategies of the Treasury Fund below, you should assume that the investment objective and strategies of the Treasury Portfolio are the same in all material respects as those of the Treasury Fund.

     The Treasury Fund attempts to meet its investment objective by investing in U.S. Treasury securities with maturities of 397 calendar days or less. The Treasury Fund will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, bills and notes. The Treasury Fund may also invest in other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Fund's price or yield in any material respect.


     Defensive Strategies. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include maintaining uninvested cash. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy and the Fund may not achieve its investment objective.


     The Adviser bases its investment decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY FUND




     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.


     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Fund to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.




     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.




     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Treasury Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Treasury Fund. The ability of the Treasury Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Treasury Fund's investment in the master fund at a time when it might otherwise not choose to do so.



     - Money Market Risk. The risk that the Treasury Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     THE TREASURY FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TREASURY FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     Performance information for the Treasury Fund is not provided because the Treasury Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Treasury Fund. As a shareholder in the Treasury Portfolio, the Treasury Fund bears its ratable share of the Treasury Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Treasury Fund and the Treasury Portfolio.

Annual Treasury Fund Operating Expenses (expenses that are deducted from Treasury Fund assets)

Management Fees*                                    0.10%
Other Expenses**                                    0.06%
                                                    ----
Total Annual Fund Operating Expenses=               0.16%
                                                    ====



     * This fee is the investment advisory fee paid by the Treasury Portfolio to the Adviser.

     ** Other Expenses are based on estimated amounts for the current fiscal year for the Treasury Portfolio and the Treasury Fund.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Treasury Fund will be able to avoid a negative yield.


Example: This Example is intended to help you compare the cost of investing in the Treasury Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Treasury Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS
------    -------
  $16       $52


           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

     The investment objective of State Street Institutional Treasury Plus Fund (the "Treasury Plus Fund") is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value

("NAV"). The Fund invests in a portfolio made up principally of U.S. Treasury securities and repurchase agreements collateralized by such securities. There is no guarantee the Treasury Plus Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Plus Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Treasury Plus Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Treasury Plus Fund. In reviewing the investment objective and strategies of the Treasury Plus Fund below, you should assume that the investment objective and strategies of the Treasury Plus Portfolio are the same in all material respects as those of the Treasury Plus Fund.

     The Treasury Plus Fund attempts to meet its investment objective by investing in high-quality, U.S. dollar-denominated, money market instruments with maturities of 397 calendar days or less. Under normal circumstances, the Treasury Plus Fund will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. (Shareholders would receive at least 60 days notice prior to any change to this 80% investment policy.)

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Treasury Plus Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Plus Fund's price or yield in any material respect.

     Repurchase Agreements. The Treasury Plus Fund may enter into repurchase agreements, under which the Fund purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Treasury Plus Fund bears the risk of loss in the event the other party defaults on its obligations and the Treasury Plus Fund is delayed or prevented from its right to dispose of the collateral securities or if the Treasury Plus Fund realizes a loss on the sale of the collateral securities. The Treasury Plus Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Treasury Plus Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

     Defensive Strategies. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include maintaining uninvested cash. Temporary defensive strategies may be inconsistent with the Fund's principal investment strategy and the Fund may not achieve its investment objective.


     The Adviser bases its decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these obligations, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY PLUS FUND



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Treasury Plus Fund may default on its obligations.


     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Plus Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Plus Fund to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Plus Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.


     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Treasury Plus Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Treasury Plus Fund. The ability of the Treasury Plus Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Treasury Plus Fund's investment in the master fund at a time when it might otherwise not choose to do so.




     - Money Market Risk. The risk that the Treasury Plus Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - Repurchase Agreement Risk. The Treasury Plus Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.



     THE TREASURY PLUS FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TREASURY PLUS FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     Performance information for the Treasury Plus Fund is not provided because the Treasury Plus Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Treasury Plus Fund. As a shareholder in the Portfolio, the Treasury Plus Fund bears its ratable share of the Treasury Plus Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Treasury Plus Fund and the Treasury Plus Portfolio.

Annual Treasury Plus Fund Operating Expenses (expenses that are deducted from Treasury Plus Fund assets)

Management Fees*                                    0.10%
Other Expenses**                                    0.07%
                                                    ----
Total Annual Fund Operating Expenses=               0.17%
                                                    ====



     * This fee is the investment advisory fee paid by the Treasury Plus Portfolio to the Adviser.

     ** Other Expenses are based on estimated amounts for the current fiscal year for the Treasury Plus Portfolio and the Treasury Plus Fund.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Treasury Plus Fund will be able to avoid a negative yield.


Example: This Example is intended to help you compare the cost of investing in the Treasury Plus Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Treasury Plus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Treasury Plus Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS
------    -------
  $17       $55


MANAGEMENT AND ORGANIZATION

     The Funds and the Portfolios. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Funds are separate diversified series of the Trust. The Portfolios in which the Funds invest are managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, a subsidiary of State Street Corporation, serves as the investment adviser for each Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Funds' assets. If the Adviser were to invest the Funds' assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Funds and make investment decisions on the Funds' behalf.

     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. Each Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in its corresponding master portfolio. The Adviser does not receive any fees from a Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the corresponding master portfolio or in another investment company. The Adviser places all orders for purchases and sales of the master portfolios' investments.


     A summary of the factors considered by the Board of Trustees in connection with its approval of the investment advisory agreements for the Treasury Fund and the Treasury Plus Fund, and the renewals of the investment advisory agreements for the ILR Fund, the Tax Free Money Market Fund and the U.S. Government Money Market Fund is available in the Fund's annual report dated December 31, 2007.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

     The Transfer and Dividend Disbursing Agent. ALPS Mutual Funds Services, Inc. is the transfer agent and dividend disbursing agent.

     The Distributor: ALPS Distributors, Inc. serves as the Funds' Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust.

ADDITIONAL INFORMATION ABOUT THE ILR FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the ILR Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the ILR Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


     Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.




     Mortgage and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

     A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

     Section 4(2) Commercial Paper and Rule 144A Securities. The ILR Fund may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The ILR Fund may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

     Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the ILR Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

     Section 4(2) paper and Rule 144A securities will not be subject to the ILR Fund's 10% limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the ILR Fund's limitation on illiquid securities.


     U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage and Asset-Backed Securities Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.



     Variable and Floating Rate Securities. The ILR Fund may purchase variable rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The ILR Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations.


ADDITIONAL INFORMATION ABOUT THE TAX FREE MONEY MARKET FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Tax Free Money Market Fund as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Tax Free Money Market Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. At the time of acquisition, the Adviser will have determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term rating categories by at least two Nationally

Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

     Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

     Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Tax Free Money Market Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     Variable and Floating Rate Securities. The Tax Free Money Market Fund may purchase variable rate securities, including variable rate demand notes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate demand notes bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Generally, changes in interest rates will have a smaller effect on the market value of variable rate securities than on the market value of comparable fixed income obligations.

ADDITIONAL INFORMATION ABOUT THE U.S. GOVERNMENT MONEY MARKET FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the U.S. Government Money Market Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the U.S. Government Money Market Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     Variable and Floating Rate Securities. The U.S. Government Money Market Fund may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A variable rate obligation whose interest rate is adjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The U.S. Government Money Market Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.

ADDITIONAL INFORMATION FOR TREASURY FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Treasury Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the

Treasury Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

ADDITIONAL INFORMATION FOR TREASURY PLUS FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Treasury Plus Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Plus Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Tax Free Money Market Fund determines its net asset value per share (or NAV) once each business day at 12:00 p.m. Eastern Time (ET) or the close of the New York Stock Exchange (the "NYSE"), whichever is earlier. The Treasury Fund determines its net asset value per share (or NAV) once each business day at 2:00 p.m. Eastern Time (ET) or the close of the New York Stock Exchange (the "NYSE"), whichever is earlier. Each of the other Funds determines its NAV once each business day at 5:00 p.m. ET except for days when the New York Stock Exchange closes earlier than its regular closing time (the time when a Fund determines its NAV is referred to herein as the "Valuation Time"). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted.

     The NAV per share for the Funds is computed by adding the value of all securities and other assets of the Funds, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

     Each of the Funds seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Purchasing Shares. Investors pay no sales load to invest in the Institutional Class of the Funds. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Funds.

     The minimum initial investment in the Funds is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Funds intend to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Funds' custodian bank by a Federal Reserve Bank). Funds require prior notification of subsequent investments in excess of:
$5,000,000 for the Tax Free Money Market Fund, $10,000,000 for the Treasury Fund, $50,000,000 for the ILR Fund, U.S. Government Money Market Fund, and Treasury Plus Fund.

     The Funds reserve the right to cease accepting investments at any time or to reject any investment order. In addition, the ILR Fund, U.S. Government Money Market Fund and Treasury Plus Fund may limit the amount of a purchase order received after 3:00 p.m. E.S.T.

 --------------------------------------------------------------
                     HOW TO PURCHASE SHARES
 --------------------------------------------------------------
BY MAIL:
     An initial investment in the Funds must be preceded
or accompanied by a completed, signed Institutional
Account Application Form, sent to:
     Fund Name
     P.O. Box 13515
     Denver, CO 80202
 --------------------------------------------------------------
BY TELEPHONE/FAX:
     An initial investment in the Funds must be preceded
or accompanied by a completed, signed Institutional
Account Application Form, faxed to (303) 825-2575. Call
the Fund at (866) 392-0869 between the hours of 9:00 a.m.
ET and 8:00 p.m. ET to:
- confirm receipt of the faxed Institutional Account
  Application Form (initial purchases only),
- request your new account number (initial purchases
  only),
- confirm the amount being wired and wiring bank,
- confirm the name and number of the contact person in
  connection with the order at the wiring bank, and
- receive a confirmation number for your purchase order
  (your trade is not effective until you have received a
  confirmation number from the Fund),
For your initial investment, send the original, signed
Institutional Account Application Form to the address
above.
 --------------------------------------------------------------
WIRE INSTRUCTIONS:
Instruct your bank to transfer money by Federal Funds
  wire to:
     State Street Bank and Trust Company
     2 Avenue de Lafayette
     Boston, MA 02111

     ABA# 011000028
     DDA# 0015-755-2
     Account Name: Fund Name
     Ref: Shareholder Account #
     Ref: Shareholder Name

On Columbus Day and Veteran's Day, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on those days.
Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted.

You will not be able to redeem shares from the account
until the original Application has been received. The
Funds and the Funds' agents are not responsible for
transfer errors by the sending or receiving bank and will
not be liable for any loss incurred due to a wire
transfer not having been received.
 --------------------------------------------------------------

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Funds. Redemption orders are processed at the NAV next determined after the Fund receives your order in good form. If a Fund receives your redemption order prior to its Valuation Time on a business day, the Fund may send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Funds reserve the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Funds. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonable practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of withdrawals for the protection of shareholders of the Fund. Although each Fund attempts to maintain its NAV at $1 per share, there can be no assurance that it will be successful, and there can be no assurance that a shareholder will receive $1 per share upon any redemption.

     A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Funds reserve the right to modify minimum account requirements at any time with or without prior notice. The Funds also reserve the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

 -------------------------------------------------------------
                     HOW TO REDEEM SHARES
 -------------------------------------------------------------
    BY MAIL     Send a signed letter to:
                  Fund Name
                  P.O. Box 13515
                  Denver, CO 80202
                The letter should include information
                necessary to process your request as described
                below. The Fund may require a signature
                guarantee in certain circumstances. See
                "Signature Guarantees" below.

 -------------------------------------------------------------
 BY TELEPHONE
   BETWEEN THE
    HOURS OF
    9:00 A.M.
   AND 8 P.M.
  EASTERN TIME  Please Call (866) 392-0869
 -------------------------------------------------------------
The Funds will need the following information to process your redemption request:
     - name(s) of account owners;
     - account number(s);
     - the name of the Fund;
     - your daytime telephone number; and
     - the dollar amount, percentage or number of shares being
       redeemed.

 -------------------------------------------------------------


     On any day that the Funds calculate NAV earlier than normal, the Funds reserve the right to adjust the times noted above for purchasing and redeeming shares.

     Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

     - Your account address has changed within the last 10 business days.

     - A wire is being made payable to someone other than the account owner.

     - Redemption proceeds are being transferred to an account with a different registration.

     - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

     - Other unusual situations as determined by the Funds' transfer agent.

     All redemption requests regarding shares of the Funds placed after 3:00 p.m. may only be placed by telephone. The Funds reserve the right to postpone payments for redemption requests received after 3:00 p.m. until the next business day. The Funds reserve the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Funds reserve the right to reject a signature guarantee if it is not provided by a STAMP Medallion guarantor.

     About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Funds via web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Funds nor the Funds' agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and
(iii) promptly notifying the Funds of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Funds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

     The Funds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.


     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Funds, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased dilution in the value of shares held by long-term shareholders brokerage and administrative costs and forcing the Funds to hold excess levels of cash.



     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Funds. Because most of the interests in the Funds are held by investors indirectly through one or more financial intermediaries, the Funds do not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Funds and its service providers to the Funds periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Funds may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Funds or the Advisor will be able to determine whether trading in the Funds' shares by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Funds or the Funds' shareholders.

     The Funds reserve the right in their discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Funds. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Funds, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Funds.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may make payments to financial intermediaries (including affiliates of the Adviser) whose clients or customers invest in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Funds. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Funds intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Funds intend to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Funds' failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

FINANCIAL HIGHLIGHTS

     The Financial Highlights table is intended to help you understand the financial performance of the Institutional Liquid Reserves Fund, the Tax Free Money Market Fund, the U.S. Government Money Market Fund, the Treasury Money Market Fund, and the Treasury Plus Money Market Fund, since their inception. Certain information reflects financial results for a single share of each fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Information for the prior periods has been audited by Ernst & Young LLP, whose report, along with each listed Fund's financial statements, are included in the Funds' annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD (A)





                             NET ASSET                                       DISTRIBUTIONS  NET ASSET
                               VALUE        NET     GAIN (LOSS)  TOTAL FROM     FROM NET      VALUE
                             BEGINNING  INVESTMENT       ON      INVESTMENT    INVESTMENT      END
PERIOD ENDED DECEMBER 31,    OF PERIOD    INCOME    INVESTMENTS  OPERATIONS      INCOME     OF PERIOD
-------------------------    ---------  ----------  -----------  ----------  -------------  ---------
Liquid Reserves
  Institutional Class
     2007..................    1.0000     0.0516       0.0000*     0.0516       (0.0516)      1.0000
     2006..................    1.0000     0.0496           --      0.0496       (0.0496)      1.0000
     2005..................    1.0000     0.0315       0.0000*     0.0315       (0.0315)      1.0000
     2004**................    1.0000     0.0066           --      0.0066       (0.0066)      1.0000
Tax Free Money Market
  Institutional Class
     2007**................    1.0000     0.0309       0.0000*     0.0309       (0.0309)      1.0000
U.S. Government Money
  Market
  Institutional Class
     2007**................    1.0000     0.0081           --      0.0081       (0.0081)      1.0000
Treasury
  Institutional Class
     2007**................    1.0000     0.0058       0.0000*     0.0058       (0.0058)      1.0000
Treasury Plus
  Institutional Class
     2007**................    1.0000     0.0074           --      0.0074       (0.0074)      1.0000





(A) The per share amounts and percentages include the Fund's proportionate share of income and expenses of their corresponding Portfolio.



(B) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized.
      Results represent past performance and are not indicative of future results.



(C) This voluntary expense reimbursement is reflected in both the net expense and the net income ratios shown above.


*     Amount is less than $0.0001.


** The Fund's Institutional Class commenced operations on August 12, 2004, February 7, 2007, October 25, 2007, October 25, 2007 and October 24, 2007, respectively.


***   Annualized.

                      ANNUALIZED RATIOS TO AVERAGE
                      NET ASSETS/SUPPLEMENTAL DATA
                   ----------------------------------                          NET ASSETS
                                               NET           VOLUNTARY           END OF
        TOTAL        GROSS        NET      INVESTMENT         EXPENSE            PERIOD
      RETURN(B)    EXPENSES    EXPENSES      INCOME      REIMBURSEMENT(C)    (000S OMITTED)
      ---------    --------    --------    ----------    ----------------    --------------


         5.28%       0.13%       0.11%        5.14%            0.02%            6,203,162
         5.07%       0.17%       0.12%        5.07%            0.03%            6,194,720
         3.19%       0.17%       0.14%        3.30%            0.01%            1,639,747
         0.66%       0.23%***    0.15%***     1.67%***           --               381,638


         3.14%       0.25%***    0.16%***     3.39%***         0.03%              146,569


         0.82%       0.18%***    0.18%***     4.43%***           --                63,190


         0.59%       0.28%***    0.28%***     3.16%***           --                36,999


         0.74%       0.25%***    0.25%***     3.87%***           --               207,901


For more information about the Funds:

     The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

     The SAI and the Funds' annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Funds' website address is https://www.sttfunds.com.

     Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   State Street Institutional Investment Trust
                    P.O. Box 5049 Boston, Massachusetts 02206


                                  ------------

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND
          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
              STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND
           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND
                                INVESTMENT CLASS


                                  ------------

                         Prospectus Dated April 29, 2008



                                  ------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THE STATE STREET INSTITUTIONAL LIQUID RESERVES FUND, THE STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND, THE STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND, THE STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND AND THE STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND (INDIVIDUALLY A "FUND," COLLECTIVELY THE "FUNDS") IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

     EACH FUND OFFERS TWO CLASSES OF SHARES: INSTITUTIONAL CLASS AND INVESTMENT CLASS. THIS PROSPECTUS COVERS ONLY THE INVESTMENT CLASS.

                                TABLE OF CONTENTS


INTRODUCTION                                                               3
  State Street Institutional Liquid Reserves Fund                          3
  State Street Institutional Tax Free Money Market Fund                    8
  State Street Institutional U.S. Government Money Market Fund            13
  State Street Institutional Treasury Money Market Fund                   17
  State Street Institutional Treasury Plus Money Market Fund              20
  Management and Organization                                             24
  Additional Information About the Funds' Objectives, Investment
     Strategies And Risks                                                 25
  Shareholder Information                                                 30
  How to Purchase Shares                                                  32
  How to Redeem Shares                                                    34
  Portfolio Holdings Disclosure                                           36
  Class Expenses and Distribution and Shareholder Servicing Payments      36
  Payments to Financial Intermediaries                                    36
  Dividends, Distributions and Tax Considerations                         37

INTRODUCTION

     Each Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"), a subsidiary of State Street Corporation, is the investment adviser to each Fund and to the respective State Street Master Funds portfolio in which each Fund invests.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

     The investment objective of State Street Institutional Liquid Reserves Fund (the "ILR Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The ILR Fund Invests in dollar denominated securities. There is no guarantee the ILR Fund will be able to maintain a stable net asset value per share, and you could lose money by investing in the ILR Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The ILR Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Money Market Portfolio (the "Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the ILR Fund. In reviewing the investment objective and strategies of the ILR Fund below, you should assume that the investment objective and strategies of the Money Market Portfolio are the same in all material respects as those of the ILR Fund.


     The ILR Fund attempts to achieve its investment objective by investing in money market instruments. Such instruments include but is not limited to: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, such as certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar time deposits and Yankee certificates of deposit; (4) commercial paper of U.S. and foreign companies; (5) asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements. Normally, the ILR Fund intends to invest more than 25% of its total assets in bank obligations.


     Quality of Securities. The ILR Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The ILR Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the ILR Fund's price or yield in any material respect.

     The Adviser bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE ILR FUND


     - Banking Industry Risk. Because the ILR Fund may concentrate more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the ILR Fund than on a mutual fund that invests more broadly. For instance, if the banking industry suffers a setback, the ILR Fund may perform worse than if the ILR Fund were more diversified across numerous industries. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the ILR Fund may default on its obligation.



     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the ILR Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the ILR Fund to dispose of such securities at advantageous prices may be greatly limited, and the ILR Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the ILR Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the ILR Fund. The ability of the ILR Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the ILR Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the ILR Fund's investment in the master fund at a time when it might otherwise not choose to do so.


     - Money Market Risk. The risk that the ILR Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




     - Repurchase Agreement Risk. A repurchase agreement allows the ILR Fund to buy securities with the understanding that the seller will buy them back at the same price with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the ILR Fund could lose money.


     - U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies or instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.




     THE ILR FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE ILR FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     The bar chart and table below show the performance of the ILR Fund during the ILR Fund's complete calendar years since inception. The table below also shows the performance of the ILR Fund over various periods of time since its inception on August 12, 2004. Please keep in mind that past performance does not necessarily indicate how the ILR Fund will perform in the future. Additionally, the performance information prior to October 1, 2007, the inception date for the Investment Class of the Fund, is that of the Fund before the Investment Class and Institutional Class were operational. The Fund had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and a lack of shareholder servicing plan and associated fees. The Fund's inception date was August 12, 2004. Please call (877) 521-4083 for the ILR Fund's current 7-day yield.

                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
             TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31*

(BAR CHART)

2005                                  3.19
2006                                  5.07
2007                                  5.97




     During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended 12/31/06) and the lowest return for a quarter was 0.57% (quarter ended 03/31/05). Additionally, the performance information prior to October 1, 2007, the inception date for the Investment Class of the Fund, is that of the Fund before the Investment Class and Institutional Class were operational. The Fund had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and a lack of shareholder servicing plan and associated fees. The Fund's inception date was August 12, 2004.

                          AVERAGE ANNUAL TOTAL RETURN*

                                                            SINCE THE INCEPTION
                                           PAST 1-YEAR        DATE OF THE FUND
                                          (PERIOD ENDED          ANNUALIZED
                                       DECEMBER 31, 2007)    (AUGUST 12, 2004)
                                       ------------------   -------------------
State Street Institutional Liquid
  Reserves Fund......................         NA%**                4.54%


--------

* Certain expenses incurred by the ILR Fund were reimbursed during the period. Without the reimbursement of some expenses, total returns would be lower.

**    Investment Class of the Fund was first offered on October 1, 2007.

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Investment Class of the ILR Fund. As a shareholder in the Money Market Portfolio, the ILR Fund bears its ratable share of the Money Market Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the ILR Fund and the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                    0.10%
Distribution (12b-1) Fees**                         0.10%
Other Expenses***                                   0.25%
                                                    ----
Total Annual Fund Operating Expenses                0.45%
                                                    ====



     * This fee is the investment advisory fee paid by the Money Market Portfolio to the Adviser and, due to the Advisor's agreement to waive fees and/or reimburse expenses currently in place, also represents the total annual net operating expenses of the Money Market Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Money Market Portfolio to keep the total annual operating expenses of the Money Market Portfolio at 0.10% through April 30, 2009. Without the effects of such contractual limitation, the total annual operating expenses of the Money Market Portfolio would have been 0.14% for the last fiscal year.

     ** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

     *** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other expenses are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the Money Market Portfolio or expenses of the Investment Share

           Class) at 0.05% (on an annualized basis) of the ILR Fund's average daily net assets until April 30, 2009. In addition, the Adviser has voluntarily agreed to cap the total operating expenses (not including the pass-through expenses of the Money Market Portfolio or expenses of the Investment Share Class) at 0.02% (on an annualized basis). This voluntary expense limitation may be revised or canceled at any time without notice.


         The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the ILR Fund will be able to avoid a negative yield.


Example: This Example is intended to help you compare the cost of investing in the ILR Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the ILR Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
  $46       $144       $252       $567


              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND


     The investment objective of State Street Institutional Tax Free Money Market Fund (the "Tax Free Money Market Fund") is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The Fund invests in US government securities with maturities of 397 days or less and adjustable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days and which are deemed to have a maturity equal to the period remaining until the next interest rate readjustment date, as permitted under Rule 2a-7 of the Investment Company Act, and there is no guarantee the Tax Free Money Market Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Tax Free Money Market Fund.


PRINCIPAL INVESTMENT STRATEGIES

     The Tax Free Money Market Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Tax Free Money Market Fund. In reviewing the investment objective and strategies of the Tax Free Money Market Fund below, you should assume that the investment objective and strategies of the Tax Free Money Market Portfolio are the same in all material respects as those of the Tax Free Money Market Fund.

     The Tax Free Money Market Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Tax Free Money Market Fund may buy or sell securities on a when-issued or forward commitment basis. The Tax Free Money Market Fund may also invest in other mutual funds, subject to regulatory limitations, that invest in such obligations.

     The Tax Free Money Market Fund may invest up to 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Tax Free Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Tax Free Money Market Fund's price or yield in any material respect.


     Defensive Strategies. From time to time, for temporary defensive purposes, the Tax Free Money Market Fund may hold uninvested cash or invest in taxable short-term investments. Income earned by the Tax Free Money Market Fund from taxable instruments will be taxable to investors. These temporary defensive strategies may be inconsistent with the Tax Free Money Market Fund's principal investment strategy and the Tax Free Money Market Fund may not achieve its investment objective.


     The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TAX FREE MONEY MARKET FUND



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Tax Free Money Market Fund may default on its obligation.


     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Tax Free Money Market Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.





     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Tax Free Money Market Fund to dispose of such securities at advantageous prices may be greatly limited, and the Tax Free Money Market Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Tax Free Money Market Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.


     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Tax Free Money Market Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Tax Free Money Market Fund. The ability of the Tax Free Money Market Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Tax Free Money Market Fund's investment in the master fund at a time when it might otherwise not choose to do so.




     - Money Market Risk. The risk that the Tax Free Money Market Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Tax Free Money Market Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Tax Free Money Market Fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Tax Free Money Market Fund's policy to invest in municipal debt obligations will subject the Tax Free Money Market Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


     - Tax Risk. Changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status on municipal bonds held by the Fund.




     THE TAX FREE MONEY MARKET FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TAX FREE MONEY MARKET

FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE INFORMATION

     Performance information for the Tax Free Money Market Fund is not provided because the Tax Free Money Market Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Investment Class of the Tax Free Money Market Fund. As a shareholder in the Tax Free Money Market Portfolio, the Tax Free Money Market Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Tax Free Money Market Fund and the Tax Free Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                    0.10%
Distribution (12b-1) Fees**                         0.10%
Other Expenses***                                   0.28%
                                                    ----
Total Annual Fund Operating Expenses=               0.48%
                                                    ====



     * This fee is the investment advisory fee paid by the Tax Free Money Market Portfolio to the Adviser and, due to the Advisor's agreement to waive fees and/or reimburse expenses currently in place, also represents the estimated total annual net operating expenses of the Tax Free Money Market Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Tax Free Money Market Portfolio to keep the total annual operating expenses of the Tax Free Money Market Portfolio at 0.10% through April 30, 2009.

     ** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

     *** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other Expenses are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the Tax Free Money Market Portfolio) at 0.10% (on an annualized basis) of the Tax Free Money Market Fund's average daily net assets until November 1, 2008. The Adviser has contractually agreed to cap the total operating expenses (not including the pass-through expenses of the Tax Free

           Money Market Portfolio or expenses of the Investment Share Class) at 0.10% (on an annualized basis) of the Tax Free Money Market Fund's average daily net assets until April 30, 2009.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Tax Free Money Market Fund will be able to avoid a negative yield.


     Example: This Example is intended to help you compare the cost of investing in the Tax Free Money Market Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Tax Free Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Tax Free Money Market Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

             1 YEAR                           3 YEARS
             ------                           -------
              $49                               $154


          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND


     The investment objective of State Street Institutional U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The Fund invests in U.S. government securities with maturities of 397 days or less and adjustable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days and which are deemed to have a maturity equal to the period remaining until the next interest rate readjustment date, as permitted under Rule 2a-7 of the Investment Company Act, as amended, and in repurchase agreements collateralized by U.S. government securities. There is no guarantee the U.S. Government Money Market Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the U.S. Government Money Market Fund.


PRINCIPAL INVESTMENT STRATEGIES

     The U.S. Government Money Market Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the U.S. Government Money Market Fund. In reviewing the investment objective and strategies of the U.S. Government Money Market Fund below, you should assume that the investment objective and strategies of the U.S. Government Money Market Portfolio are the same in all material respects as those of the U.S. Government Money Market Fund.

     The U.S. Government Money Market Fund attempts to achieve its investment objective by investing under normal circumstances substantially all of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities ("U.S. government securities") or in repurchase agreements collateralized by U.S. government securities. Although some U.S. government securities are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the government agency or instrumentality issuing or guaranteeing the securities. Under normal market conditions, the U.S. Government Money Market Fund will invest substantially all of its assets in U.S. government securities and in repurchase agreements collateralized by such securities. (Shareholders would receive at least 60 days notice prior to any change to this policy.)

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The U.S. Government Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the U.S. Government Money Market Fund's price or yield in any material respect.

     Repurchase Agreements. The U.S. Government Money Market Fund may enter into repurchase agreements, under which the Fund purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The U.S. Government Money Market Fund bears the risk of loss in the event the other party defaults on its obligations and the U.S. Government Money Market Fund is delayed or prevented from its right to dispose of the collateral securities or if the U.S. Government Money Market Fund realizes a loss on the sale of the collateral securities. The U.S. Government Money Market Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The U.S. Government Money Market Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.


     Defensive Strategies. From time to time, the U.S. Government Money Market Fund may take temporary defensive positions that are inconsistent with the U.S. Government Money Market Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include holding uninvested cash. Temporary defensive strategies may be inconsistent with the U.S. Government Money Market Fund's principal investment strategy and the U.S. Government Money Market Fund may not achieve its investment objective.


     The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE U.S. GOVERNMENT MONEY MARKET FUND


     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the U.S. Government Money Market Fund may default on its obligations.



     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the U.S. Government Money Market Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the U.S. Government Money Market Fund to dispose of such securities at advantageous prices may be greatly limited, and the U.S. Government Money Market Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the U.S. Government Money Market Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the U.S. Government Money Market Fund. The ability of the U.S. Government Money Market Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the U.S. Government Money Market Fund's investment in the master fund at a time when it might otherwise not choose to do so.


     - Money Market Risk. The U.S. Government Money Market Fund may not be able to maintain a NAV per share of $1.00 at all times. Although the U.S. Government Money Market Fund seeks to maintain a constant NAV of $1.00 per share, the U.S. Government Money Market Fund may not be able to do so at all times, and it is possible for you to lose money by investing in the U.S. Government Money Market Fund. An investment in the U.S. Government Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency




     - Repurchase Agreement Risk. The U.S. Government Money Market Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.


     - U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.


     THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE U.S. GOVERNMENT MONEY MARKET FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE INFORMATION

     Performance information for the U.S. Government Money Market Fund has been omitted because the U.S. Government Money Market Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Investment Class of the U.S. Government Money Market Fund. As a shareholder in the Portfolio, the U.S. Government Money Market Fund bears its ratable share of the U.S. Government Money Market Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the U.S. Government Money Market Fund and the U.S. Government Money Market Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                    0.10%
Distribution (12b-1) Fees**                         0.10%
Other Expenses***                                   0.29%
                                                    ----
Total Annual Fund Operating Expenses=               0.49%
                                                    ====



     * This fee is the investment advisory fee paid by the U.S. Government Money Market Portfolio to the Adviser.

     ** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

     *** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other Expenses are based on estimated amounts for the current fiscal year for the U.S. Government Money Market Portfolio and the U.S. Government Money Market Fund.


         The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the U.S. Government Money Market Fund will be able to avoid a negative yield.


     Example: This Example is intended to help you compare the cost of investing in the U.S. Government Money Market Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the U.S. Government Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR                           3 YEARS
             ------                           -------
              $50                               $157


              STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

     The investment objective of State Street Institutional Treasury Money Market Fund (the "Treasury Fund") is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). There is no guarantee the Treasury Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Treasury Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Treasury Money Market Portfolio (the "Treasury Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Treasury Fund. In reviewing the investment objective and strategies of the Treasury Fund below, you should assume that the investment objective and strategies of the Treasury Portfolio are the same in all material respects as those of the Treasury Fund.

     The Treasury Fund attempts to meet its investment objective by investing in U.S. Treasury securities with maturities of 397 calendar days or less. The Treasury Fund will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, bills and notes. The Treasury Fund may also invest in other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations.

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Fund's price or yield in any material respect.


     Defensive Strategies. From time to time, the Treasury Fund may take temporary defensive positions that are inconsistent with the Treasury Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include holding uninvested cash. Temporary defensive strategies may be inconsistent with the Treasury Fund's principal investment strategy and the Treasury Fund may not achieve its investment objective.


     The Adviser bases its investment decisions on the relative attractiveness of different money market instruments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below."

PRINCIPAL RISKS OF INVESTING IN THE TREASURY FUND


     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Fund to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Treasury Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Treasury Fund. The ability of the Treasury Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Treasury Fund's investment in the master fund at a time when it might otherwise not choose to do so.


     - Money Market Risk. The risk that the Treasury Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     THE TREASURY FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TREASURY FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION

     Performance information for the Treasury Fund is not provided because the Treasury Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Investment Class of the Treasury Fund. As a shareholder in the Treasury Portfolio, the Treasury Fund bears its ratable share of the Treasury Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Treasury Fund and the Treasury Portfolio.

     Annual Treasury Fund Operating Expenses (expenses that are deducted from Treasury Fund assets)

Management Fees*                                    0.10%
Distribution (12b-1) Fees**                         0.10%
Other Expenses***                                   0.31%
                                                    ----
Total Annual Fund Operating Expenses=               0.51%
                                                    ====



     * This fee is the investment advisory fee paid by the Treasury Portfolio to the Adviser.

     ** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

     *** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other Expenses are based on estimated amounts for the current fiscal year for the Treasury Portfolio and the Treasury Fund.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Treasury Fund will be able to avoid a negative yield.


Example: This Example is intended to help you compare the cost of investing in the Treasury Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Treasury Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS
------    -------
  $52       $164


           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

     The investment objective of State Street Institutional Treasury Plus Money Market Fund (the "Treasury Plus Fund") is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The Fund invests in a portfolio made up principally of U.S. Treasury securities and repurchase agreements collateralized by such securities. There is no guarantee the Treasury Plus Fund will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Plus Fund.

PRINCIPAL INVESTMENT STRATEGIES

     The Treasury Plus Fund is a money market fund that seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Treasury Plus Fund. In reviewing the investment objective and strategies of the Treasury Plus Fund below, you should assume that the investment objective and strategies of the Treasury Plus Portfolio are the same in all material respects as those of the Treasury Plus Fund.

     The Treasury Plus Fund attempts to meet its investment objective by investing in high-quality, U.S. dollar-denominated, money market instruments with maturities of 397 calendar days or less. Under normal circumstances, the Treasury Plus Fund will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. (Shareholders would receive at least 60 days notice prior to any change to this 80% investment policy.)

     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Treasury Plus Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Plus Fund's price or yield in any material respect.

     Repurchase Agreements. The Treasury Plus Fund may enter into repurchase agreements, under which the Fund purchases a security from a seller, who simultaneously commits to repurchase the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Treasury Plus Fund bears the risk of loss in the event the other party defaults on its obligations and the Treasury Plus Fund is delayed or prevented from its right to dispose of the collateral securities or if the Treasury Plus Fund realizes a loss on the sale of the collateral securities. The Treasury Plus Fund will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Treasury Plus Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

     Defensive Strategies. From time to time, the Treasury Plus Fund may take temporary defensive positions that are inconsistent with the Treasury Plus Fund's principal investment strategies in attempting to respond to adverse market, economic or other conditions. These may include holding uninvested cash. Temporary defensive strategies may be inconsistent with the Treasury Plus Fund's principal investment strategy and the Treasury Plus Fund may not achieve its investment objective.


     The Adviser bases its decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these obligations, which are summarized below.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY PLUS FUND



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Treasury Plus Fund may default on its obligations.


     - Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Plus Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Plus Fund to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Plus Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.


     - Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Treasury Plus Fund pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Treasury Plus Fund. The ability of the Treasury Plus Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser also serves as investment adviser to the master fund. Therefore, conflicts may arise as the Adviser fulfills its obligations to the Fund and the master fund. For example, the Adviser may have an economic incentive to maintain the Treasury Plus Fund's investment in the master fund at a time when it might otherwise not choose to do so.




     - Money Market Risk. The risk that the Treasury Plus Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - Repurchase Agreement Risk. The Treasury Plus Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.




     THE TREASURY PLUS FUND MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE TREASURY PLUS FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE INFORMATION

     Performance information for the Treasury Plus Fund is not provided because the Treasury Plus Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Investment Class of the Treasury Plus Fund. As a shareholder in the Portfolio, the Treasury Plus Fund bears its ratable share of the Treasury Plus Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Treasury Plus Fund and the Treasury Plus Portfolio

     Annual Treasury Plus Fund Operating Expenses (expenses that are deducted from Treasury Plus Fund assets)

Management Fees*                                    0.10%
Distribution (12b-1) Fees**                         0.10%
Other Expenses***                                   0.32%
                                                    ----
Total Annual Fund Operating Expenses=               0.52%
                                                    ====



     * This fee is the investment advisory fee paid by the Treasury Plus Portfolio to the Adviser.

     ** The Investment Class of the Fund is subject to a Distribution (12b-1) Plan pursuant to which payments of 0.10% of the Fund's average daily net assets attributable to the Investment Class shares may be made.

     *** "Other Expenses" include expenses such as shareholder servicing fees payable by the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Other Expenses are based on estimated amounts for the current fiscal year for the Treasury Plus Portfolio and the Treasury Plus Fund.


     = The Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. There is no guarantee that the Treasury Plus Fund will be able to avoid a negative yield.


     Example: This Example is intended to help you compare the cost of investing in the Treasury Plus Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Treasury Plus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Treasury Plus Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS
------    -------
  $53       $167


MANAGEMENT AND ORGANIZATION

     The Funds and the Portfolios. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Funds are separate diversified series of the Trust. The Portfolios in which the Funds invest are managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA FM, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for each Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Funds' assets. If the Adviser were to invest the Funds' assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Funds and make investment decisions on the Funds' behalf.

     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA FM, a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. Each Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Funds were to cease investing substantially all of its assets in its corresponding master portfolio. The Adviser does not receive any fees from the Funds under that agreement so long as the Funds continue to invest substantially all of its assets in the corresponding master portfolio or in another investment company. The Adviser places all orders for purchases and sales of the master portfolios' investments.


     A summary of the factors considered by the Board of Trustees' in connection with its approval of the investment advisory agreements for the Treasury Fund and the Treasury Plus Fund, and the renewals of the investment advisory agreements for the ILR Fund, the Tax Free Money Market Fund and the U.S. Government Money Market Fund, with the Advisor is available in the Fund's annual report dated December 31, 2007.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

     The Transfer and Dividend Disbursing Agent. ALPS Mutual Funds Services, Inc. is the transfer agent and dividend disbursing agent.

     The Distributor: ALPS Distributors, Inc. serves as the Funds' Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust.

ADDITIONAL INFORMATION ABOUT THE ILR FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the ILR Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the ILR Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


     Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.


     Mortgage and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

     Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.



     A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.



     Section 4(2) Commercial Paper and Rule 144A Securities. The ILR Fund may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). This commercial paper is commonly called "Section 4(2) paper." The ILR Fund may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").



     Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the ILR Fund through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.



     Section 4(2) paper and Rule 144A securities will not be subject to the ILR Fund's 10% limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) paper or Rule 144A securities. The Statement of Additional Information ("SAI") addresses the ILR Fund's limitation on illiquid securities.




     U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk (as described above under "Mortgage and Asset-Backed Securities Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.




     Variable and Floating Rate Securities. The ILR Fund may purchase variable rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The ILR Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations.


ADDITIONAL INFORMATION ABOUT THE TAX FREE MONEY MARKET FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Tax Free Money Market Fund as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Tax Free Money Market Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. At the time of acquisition, the Adviser will have determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term rating categories by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

     Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

     Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Tax Free Money Market Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     Variable and Floating Rate Securities. The Tax Free Money Market Fund may purchase variable rate securities, including variable rate demand notes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate demand notes bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations.

ADDITIONAL INFORMATION ABOUT THE U.S. GOVERNMENT MONEY MARKET FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the U.S. Government Money Market Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the U.S. Government Money Market Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     Variable and Floating Rate Securities. The U.S. Government Money Market Fund may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. A variable rate obligation whose interest rate is adjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The U.S. Government Money Market Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.

ADDITIONAL INFORMATION FOR TREASURY FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Treasury Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

ADDITIONAL INFORMATION FOR TREASURY PLUS FUND'S OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The investment objective of the Treasury Plus Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Plus Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

     U.S. Government Securities. U.S. Government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the U.S. Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Tax Free Money Market Fund determines its net asset value per share (or NAV) once each business day at 12:00 p.m. Eastern Time (ET) or the close of the New York Stock Exchange (the "NYSE"), whichever is earlier. The Treasury Fund determines its net asset value per share (or NAV) once each business day at 2:00 p.m. Eastern Time (ET) or the close of the New York Stock Exchange (the "NYSE"), whichever is earlier. Each of the other Funds determines its NAV once each business day at 5:00 p.m. ET except for days when the New York Stock Exchange closes earlier than its regular closing time (the time when a Fund determines its NAV is referred to herein as the "Valuation Time"). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted.

     The NAV per share for the Funds is computed by adding the value of all securities and other assets of the Funds, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

     Each of the Funds seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Purchasing Shares. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Funds.

     The minimum initial investment in the Funds is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Funds intend to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Funds' custodian bank by a Federal Reserve Bank). The Funds require prior notification of subsequent investments in excess of:
$5,000,000 -- Tax Free Money Market Fund; $10,000,000 -- Treasury Fund; and $50,000,000 -- ILR Fund, U.S. Government Money Market Fund, and Treasury Plus Fund.

     The Funds reserve the right to cease accepting investments at any time or to reject any investment order. In addition, the ILR Fund, U.S. Government Money Market Fund and Treasury Plus Fund may limit the amount of a purchase order received after 3:00 p.m. E.S.T.

 --------------------------------------------------------------
                     HOW TO PURCHASE SHARES
 --------------------------------------------------------------
BY MAIL:
     An initial investment in the Funds must be preceded
or accompanied by a completed, signed Institutional
Account Application Form, sent to:
     Fund Name
     P.O. Box 13515
     Denver, CO 80202

 --------------------------------------------------------------
BY TELEPHONE/FAX:
     An initial investment in the Funds must be preceded
or accompanied by a completed, signed Institutional
Account Application Form, faxed to (303) 825-2575. Call
the Fund at (866) 392-0869 between the hours of 9:00 a.m.
ET and 8:00 p.m. ET to:
- confirm receipt of the faxed Institutional Account
  Application Form (initial purchases only),
- request your new account number (initial purchases
  only),
- confirm the amount being wired and wiring bank,
- confirm the name and number of the contact person in
  connection with the order at the wiring bank, and
- receive a confirmation number for your purchase order
  (your trade is not effective until you have received a
  confirmation number from the Fund),
For your initial investment, send the original, signed
Institutional Account Application Form to the address
above.

 --------------------------------------------------------------
WIRE INSTRUCTIONS:
Instruct your bank to transfer money by Federal Funds
  wire to:
     State Street Bank and Trust Company
     2 Avenue de Lafayette
     Boston, MA 02111

     ABA# 011000028
     DDA# 0015-755-2
     Account Name: Fund Name
     Ref: Shareholder Account #
     Ref: Shareholder Name

On Columbus Day and Veteran's Day, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on those days.
Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the Fund's Valuation Time before a purchase order can be accepted.

You will not be able to redeem shares from the account
until the original Application has been received. The
Funds and the Funds' agents are not responsible for
transfer errors by the sending or receiving bank and will
not be liable for any loss incurred due to a wire
transfer not having been received.
 --------------------------------------------------------------


     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Funds. Redemption orders are processed at the NAV next determined after the Fund receives your order in good form. If a Fund receives your redemption order prior to its Valuation Time on a business day, the Fund may send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Funds reserve the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Funds. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonable practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of withdrawals for the protection of shareholders of the Fund. Although each Fund attempts to maintain its NAV at $1 per share, there can be no assurance that it will be successful, and there can be no assurance that a shareholder will receive $1 per share upon any redemption.

     A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Funds reserve the right to modify minimum account requirements at any time with or without prior notice. The Funds also reserve the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity.

 -------------------------------------------------------------
                     HOW TO REDEEM SHARES
 -------------------------------------------------------------
    BY MAIL     Send a signed letter to:
                  Fund Name
                  P.O. Box 13515
                  Denver, CO 80202
                The letter should include information
                necessary to process your request as described
                below. The Fund may require a signature
                guarantee in certain circumstances. See
                "Signature Guarantees" below.

 -------------------------------------------------------------
 BY TELEPHONE
   BETWEEN THE
    HOURS OF
    9:00 A.M.
   AND 8 P.M.
  EASTERN TIME  Please Call (866) 392-0869
 -------------------------------------------------------------
The Funds will need the following information to process your redemption request:
     - name(s) of account owners;
     - account number(s);
     - the name of the Fund;
     - your daytime telephone number; and
     - the dollar amount, percentage or number of shares being
       redeemed.
 -------------------------------------------------------------


     On any day that the Funds calculate NAV earlier than normal, the Funds reserve the right to adjust the times noted above for purchasing and redeeming shares.

     Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

     - Your account address has changed within the last 10 business days.

     - A wire is being made payable to someone other than the account owner.

     - Redemption proceeds are being transferred to an account with a different registration.

     - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

     - Other unusual situations as determined by the Funds' transfer agent.

     The Funds reserve the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Funds reserve the right to reject a signature guarantee if it is not provided by a STAMP Medallion guarantor.

     About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Funds via web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Funds nor the Funds' agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and
(iii) promptly notifying the Funds of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Funds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

     The Funds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.


     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Funds, which may include, among other things, dilution in the value of shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Funds to hold excess levels of cash.



     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Funds. Because most of the interests in the Funds are held by investors indirectly through one or more financial intermediaries, the Funds do not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Funds and its service providers to the Funds periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Funds may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Funds or the Advisor will be able to determine whether trading in the Funds' shares by an investor holding shares through a financial intermediary is trading activity that may be harmful to the Funds or the Funds' shareholders.


     All redemption requests regarding shares of the Funds placed after 3:00 p.m. may only be placed by telephone. The Fund reserve the right to postpone payments for redemption requests received after 3:00 p.m. until the next business day. The Funds reserve the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Funds. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Funds, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Funds.

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information.

CLASS EXPENSES AND DISTRIBUTION AND SHAREHOLDER
SERVICING PAYMENTS

     To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of Investment Class shares of the Funds, each Fund makes payments, from the assets attributable to its Investment Class shares, to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to 0.10% of a Fund's net assets attributable to its Investment Class shares. Because Rule 12b-1 fees are paid out of the Funds' Investment Class assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Investment Class shares share in the expense of Rule 12b-1 fees paid by the Funds. It is expected that the Distributor will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of Investment Class shares of the Funds.

     The Funds' Investment Class shares generally are sold to clients of financial intermediaries ("Service Organizations"), including affiliates of the Adviser, which have entered into shareholder servicing agreements with the Distributor. Service Organizations agree to perform certain shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of shares of the Funds. The Distributor will make payments to Service Organizations for services provided at an annual rate of up to 0.25%. The Funds expect to reimburse the Distributor for such payments made by the Distributor to Service Organizations.

PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose clients or customers invest in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Funds. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Funds intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Funds intend to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Funds' failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     Dividends from investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or reinvested in additional shares. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Institutional Liquid Reserves Fund, the Tax Free Money Market Fund, the U.S. Government Money Market Fund, the Treasury Money Market Fund, and the Treasury Plus Money Market Fund, since their inception. Certain information reflects financial results for a single share of each fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Information for the prior periods has been audited by Ernst & Young LLP, whose report, along with each listed Fund's financial statements, are included in the Funds' annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD (A)





                             NET ASSET                                       DISTRIBUTIONS  NET ASSET
                               VALUE        NET     GAIN (LOSS)  TOTAL FROM     FROM NET      VALUE
                             BEGINNING  INVESTMENT       ON      INVESTMENT    INVESTMENT      END
PERIOD ENDED DECEMBER 31,    OF PERIOD    INCOME    INVESTMENTS  OPERATIONS      INCOME     OF PERIOD
-------------------------    ---------  ----------  -----------  ----------  -------------  ---------
Liquid Reserves
  Investment Class
     2007**................    1.0000     0.0097           --      0.0097       (0.0097)      1.0000
Tax Free Money Market
  Investment Class
     2007**................    1.0000     0.0065       0.0000*     0.0065       (0.0065)      1.0000
U.S. Government Money
  Market
  Investment Class
     2007**................    1.0000     0.0084           --      0.0084       (0.0084)      1.0000
Treasury
  Investment Class
     2007**................    1.0000     0.0053       0.0000*     0.0053       (0.0053)      1.0000
Treasury Plus
  Investment Class
     2007**................    1.0000     0.0068           --      0.0068       (0.0068)      1.0000





(A) The per share amounts and percentages include the Fund's proportionate share of income and expenses of their corresponding Portfolio.



(B) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized.
      Results represent past performance and are not indicative of future results.



(C) This voluntary expense reimbursement is reflected in both the net expense and the net income ratios shown above.


*     Amount is less than $0.0001.


** The Fund's Investment Class commenced operations on October 15, 2007, October 12, 2007, October 17, 2007, October 25, 2007 and October 24, 2007, respectively.


***   Annualized.

                      ANNUALIZED RATIOS TO AVERAGE
                      NET ASSETS/SUPPLEMENTAL DATA
                   ----------------------------------                          NET ASSETS
                                               NET           VOLUNTARY           END OF
        TOTAL        GROSS        NET      INVESTMENT         EXPENSE            PERIOD
      RETURN(B)    EXPENSES    EXPENSES      INCOME      REIMBURSEMENT(C)    (000S OMITTED)
      ---------    --------    --------    ----------    ----------------    --------------


         0.97%       0.45%***    0.45%***     4.52%***          --                658,816


         0.65%       0.49%***    0.49%***     2.90%***          --                300,210


         0.84%       0.53%***    0.53%***     4.01%***          --              1,008,936


         0.53%       0.63%***    0.63%***     2.77%***          --                491,981


         0.68%       0.60%***    0.60%***     3.55%***          --                253,745

For more information about the Funds:

     The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

     The SAI and the Funds' annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Funds' website address is https://www.sttfunds.com.

     Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                                  P.O. BOX 5049

                           BOSTON, MASSACHUSETTS 02206

                                   ----------

                             STATE STREET AGGREGATE
                                 BOND INDEX FUND

                                   ----------


                         PROSPECTUS DATED APRIL 29, 2008


                                   ----------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

     The State Street Aggregate Bond Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the "LBAB Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.

     The Fund's investment objective is to match as closely as possible, before expenses, the performance of the LBAB Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of the State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES.

     The Fund uses a management strategy designed to track the performance of the LBAB Index. The LBAB Index is a well-known fixed-income securities index, which emphasizes U.S. government securities, mortgage-backed securities and corporate investment-grade debt securities.

     The Adviser seeks to track the performance of the LBAB Index by investing in debt securities and other investments that are representative of the LBAB Index as a whole. Due to the large number of securities in the LBAB Index and the fact that certain Index securities are unavailable for purchase, complete replication is not possible. Rather, the Fund intends to select securities that the Adviser believes will track the LBAB Index in terms of industry weightings, market capitalization and other characteristics. In no event will the Fund invest less than 80% of its total assets in securities in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

     The Fund may make direct investments in U.S. government securities; corporate debt securities; mortgage-backed and other asset-backed securities; commercial paper, notes, and bonds issued by domestic and foreign corporations; instruments of U.S. and foreign banks, including certificates of deposit, time deposits, letters of credit, and bankers' acceptances; and swap agreements. Securities in which the Fund invests may be fixed-income securities, zero-coupon securities, or variable rate securities.

     In addition, the Aggregate Bond Index Fund may at times purchase or sell futures contracts on fixed-income securities, or options on those futures, in lieu of investment directly in fixed-income securities themselves. The Fund may also purchase or sell futures contracts and options on the LBAB Index (or other fixed-income securities indices), if and when they become available. The Fund might do so, for example, in order to adjust the interest-rate sensitivity of the Fund to bring it more closely in line with that of the Index. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

PRINCIPAL RISKS.

     - Values of fixed-income securities could decline generally in response to changes in interest rates or other factors. In general, the price of a fixed-income security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes than securities with shorter maturities are.

     - Returns on investments in fixed-income securities could trail the returns on other investment options, including investments in equity securities.

     - Issuers of the Fund's investments may not make timely payments of interest and principal or may fail to make such payments at all.

     - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return of the Index.

     THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION.

     Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in a Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1).....................   0.10%
Distribution (12b-1) Fees...............   0.25%
Other Expenses (2)......................   0.10%
                                           ----
Total Annual Fund Operating Expenses....   0.45%
                                           ====

----------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Funds.

2    Other Expenses are based on estimated amounts for the current fiscal year.

     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
$46      $144

OTHER INVESTMENT CONSIDERATIONS AND RISKS

     The LBAB Index. The LBAB Index is a well-known bond market index that covers the U.S. investment-grade fixed-income bond market, including government, corporate, mortgage-backed and asset-backed bonds, all with maturities of over one year. Bonds in the LBAB Index are weighted according to their market capitalizations. The composition of the Index is determined by Lehman Brothers Holdings, Inc. ("Lehman Brothers") and is based on such factors as the market capitalization of each bond, its remaining time to maturity and quality rating as determined by Moody's Investor Securities, Inc., an outside rating agency, and may be changed from time to time. The Fund is not sponsored, endorsed, sold, or promoted by Lehman Brothers, and Lehman Brothers makes no representation regarding the advisability of investing in the Fund.

     Debt Securities. The values of debt securities generally rise and fall inversely with changes in interest rates. Interest rate risk is usually greater for debt securities with longer maturities. The Fund's investments will normally include debt securities with longer maturities, although the Adviser will seek to ensure that the maturity characteristics of the Fund as a whole will generally be similar to those of the LBAB Index. Mortgage-backed and asset-backed securities are also subject to increased interest rate risk, because prepayment rates on such securities typically increase as interest rates decline and decrease as interest rates rise. Changes in prepayment rates on mortgage-backed and asset-backed securities effectively increase and decrease the Fund's average maturity when that is least desirable. The Fund will also be subject to credit risk (the risk that the issuer of a security will fail to make timely payments of interest and principal).

     Futures Contracts and Related Options. The Fund may buy and sell futures contracts on securities contained in the LBAB Index and options on those futures contracts. A "futures contract" on debt securities (such as U.S. Treasury securities) is a contract to buy or sell the securities at an agreed price on a specified future date. Depending on the change in value of the futures contract between the time when the Fund enters into and closes out a future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the underlying security. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the LBAB Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the LBAB Index.

     Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

     Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.

MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes, State Street Funds Management, Inc. ("SSgAFM") a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $ 2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgAFM, as the Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgAFM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying Portfolio's investments.


     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund will be available in the Fund's annual report or semi-annual report, as applicable, after the Fund commences operations.

     The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment.

     Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

     The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Acto of 1940, as amended, if an emergency exists.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as a capital gain.

     For more information about STATE STREET AGGREGATE BOND INDEX FUND:

     The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Fund does not have an Internet website.

     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                  PO. BOX 5049
                           BOSTON, MASSACHUSETTS 02206

                                   ----------

                       STATE STREET EQUITY 400 INDEX FUND

                                   ----------


                         PROSPECTUS DATED APRIL 29, 2008


                                   ----------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

     The State Street Equity 400 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index (the "S&P 400 Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.

     The Fund's investment objective is to match as closely as possible, before expenses, the performance of the S&P 400 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of the State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES.


    Which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 400 Index. The S&P 400 Index is a well-known stock market index that includes common stocks of 400 mid-sized companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States (for a discussion of how the securities in the S&P 400 Index are selected, see "Other Investment Considerations and Risks - The S&P 400 Index," below). The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Index (1.00 would represent perfect correlation).


     The Fund intends to invest (either on its own or as part of a master-feeder structure) in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 400 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

     In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

PRINCIPAL RISKS.

     - Stock values could decline generally or could under-perform other investments.

     - Because the S&P 400 Index includes stocks of mainly mid-capitalization ("mid-cap") companies, the Fund's investments consist mainly of stocks of mid-cap companies. Returns on investments in mid-cap stocks could be more volatile than, or trail the returns on, investments in larger or smaller capitalization ("large-cap" and "small-cap," respectively) U.S. stocks.

     - Mid-cap companies may be more likely than large-cap companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees.

     - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

     THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION.

     Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in a Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

   Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)........................   0.08%
Distribution (12b-1) Fees.................   0.25%
Other Expenses(2).........................   0.10%
Total Annual Fund Operating Expenses......   0.43%

----------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Funds.

2    Other Expenses are based on estimated amounts for the current fiscal year.

     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
$44      $138

OTHER INVESTMENT CONSIDERATIONS AND RISKS

     The S&P 400 Index. The S&P 400 Index is a well-known stock market index that includes common stocks of 400 companies from several industrial sectors representing a large cross-section of mid-cap stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Unlike the S&P 500 Index, which is designed to represent the performance of the large-cap sector of the U.S. securities market, the S&P 400 Index is designed to represent the performance of the mid-cap sector of the U.S. securities market. Stocks in the S&P 400 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies chosen for the S&P 400 Index generally have market values between $1 billion and $4 billion, depending upon current equity market valuations. (Stocks in the S&P 400 Index will not simultaneously be listed in the S&P 500 Index.) The composition of the S&P 400 Index is determined by Standard & Poor's(R) and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 400," "Standard & Poor's 400" and "400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

     Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.

     Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

     Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.

MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $ 2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. SSgA FM, as the Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying Portfolio's investments.


     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund will be available in the Fund's annual report or semi-annual report, as applicable, after the Fund commences operations.

     The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

     The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as a capital gain.

     For more information about STATE STREET EQUITY 400 INDEX FUND:

     The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Fund does not have an Internet website.

     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                                  P.O. BOX 5049

                           BOSTON, MASSACHUSETTS 02206

                                   ----------

                       STATE STREET EQUITY 2000 INDEX FUND

                                   ----------


                         PROSPECTUS DATED APRIL 29, 2008


                                   ----------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

     The State Street Equity 2000 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Russell 2000(R) Index (the "Russell 2000 Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

RISK/ RETURN SUMMARY

INVESTMENT OBJECTIVE.

     The Fund's investment objective is to match as closely as possible, before expenses, the performance of the Russell 2000 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of the State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES.

     The Fund uses a management strategy designed to track the performance of the Russell 2000 Index. The Russell 2000 Index is one of the most widely accepted benchmarks of U.S. small capitalization stock market total return. It includes the smallest 2,000 securities in the Russell 3000(R) Index. (For a discussion of how the securities in the Russell 2000 Index are selected, see "Other Investment Considerations and Risks -- The Russell 2000 Index" below).


     The Fund, using an "indexing" investment approach, attempts to match, before expenses, the performance of the Russell 2000 Index.


     The Fund may invest (either on its own or as part of a master-feeder structure) in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

     In addition, the Fund may at times purchase or sell futures contracts on the Index, or on U.S. securities, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

PRINCIPAL RISKS.

     - Stock values could decline generally or could under-perform other investments.

     - Because the Russell 2000 Index includes primarily stocks of small-capitalization ("small-cap") companies, the Equity 2000 Index Fund's investments consist mainly of stocks of small-cap companies. Returns on investments in stocks of small U.S. companies could be more volatile than, or trail the returns on, investments in stocks of larger or medium capitalization ("large-cap" and "mid-cap," respectively) companies. Small companies may be more likely than mid-cap and large-cap companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees.

     - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to match the performance of the Index may not correlate precisely with the return on the Index.

     THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE INFORMATION.

     Performance information for the Fund has been omitted because the Fund had not commenced investment operations as of the date of this Prospectus.

FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in a Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1).......................   0.10%
Distribution (12b-1) Fees................   0.25%
Other Expenses(2)........................   0.10%
Total Annual Fund Operating Expenses.....   0.45%

----------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Funds.

2    Other Expenses are based on estimated amounts for the current fiscal year.

     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS
------   -------
$46      $144

OTHER INVESTMENT CONSIDERATIONS AND RISKS

     The Russell 2000 Index. The Russell 2000 Index is composed of 2000 common stocks, which are selected by Frank Russell Company ("Russell"), based upon market capitalization. Each year on May 31st, Russell ranks the 3,000 largest U.S. stocks by market capitalization in order to create the Russell 3000 Index, which represents approximately 98% of the total U.S. equity market. After the initial list of 3,000 eligible stocks is determined, the shares outstanding for each company are adjusted for corporate cross-ownership and large private holdings. The Russell 2000 Index is a subset of the Russell 3000 Index, representing the smallest 2000 stocks of the Russell 3000 Index. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable U.S. small-cap equity market. The inclusion of a stock in the Russell 2000 Index in no way implies that Russell believes the stock to be an attractive investment, nor is Russell a sponsor or in any way affiliated with the Fund. The securities in the Russell 2000 Index, most of which trade on the New York Stock Exchange (the "NYSE") and Nasdaq, represent approximately 8% of the market value of all U.S. common stocks. The Index only includes common stocks domiciled in the United States and its territories.

     Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.

     Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

     REITs. The Fund may invest in real estate investment trusts, known as "REITs". REITs involve certain special risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act. Investing in REITs involves risks similar to those associated with investing in small cap companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more volatility than other investments.

     Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.

MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM") a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $ 2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over
$ 144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of ..10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying Portfolio's investments.


     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund will be available in the Fund's annual report or semi-annual report, as applicable, after the Fund commences operations.

     The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ( "State Street "), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund

SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

     The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION / SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

     The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

     Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as a capital gain.

     For more information about STATE STREET EQUITY 2000 INDEX FUND:

     The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083. The Fund does not have an Internet website.

     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                  P.O. BOX 5049
                           BOSTON, MASSACHUSETTS 02206

                                ----------------

                       STATE STREET EQUITY 500 INDEX FUND
                              ADMINISTRATIVE SHARES

                                ----------------


                         PROSPECTUS DATED APRIL 29, 2008


                                ----------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

      The State Street Equity 500 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under The laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.


      The State Street Equity 500 Index Fund's investment objective is to match as closely as possible, before expenses, the performance of the S&P 500 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES.


      The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.



      The Fund intends to invest (either on its own or as part of a master-feeder structure) in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.



      In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.



      THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



PRINCIPAL RISKS.



      General risks associated with the Fund's investment policies and investment strategies are defined below.

- Stock values could decline generally or could under-perform other investments.



- Because the S&P 500 Index includes mainly large U.S. companies, the Fund's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.



- The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.



PERFORMANCE INFORMATION.


Bar chart


      The bar chart below shows the performance of the Fund's Administrative Shares during the Fund's complete calendar years since inception. The chart provides some indication of the risks of investing in the Fund's Administrative Shares by showing changes in the Administrative Shares' performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund's Administrative Shares will perform in the future.


                       STATE STREET EQUITY 500 INDEX FUND
                              ADMINISTRATIVE SHARES
              TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

BAR CHART:

2002:   -22.31%
2003:    28.37%
2004:    10.63%
2005:     4.66%
2006:    15.52%
2007:     5.35%

      During the period shown in the bar chart, the highest return for a quarter was 15.19% (quarter ended 06/30/03) and the lowest return for a quarter was (17.37) (quarter ended 09/30/02).

AVERAGE ANNUAL TOTAL RETURN.


      The information in the following table gives some indication of the risks of an investment in the Fund's Administrative Shares by comparing the Administrative Shares' performance to the performance of the S&P 500 Index over various periods of time.



      The Fund's Administrative Shares' after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                        SINCE THE INCEPTION

                                                               PAST 1-YEAR           PAST 5-YEARS         DATE OF THE FUND
                                                              (PERIOD ENDED          (PERIOD ENDED           ANNUALIZED
                                                            DECEMBER 31, 2007)     DECEMBER 31, 2007)     (APRIL 18, 2001)
                                                          ---------------------    ------------------   -------------------
State Street Equity 500 Index
   Fund Administrative Shares
     Return Before Taxes................................          5.35%                  12.58%                 4.73%
     Return After Taxes on Distributions................          4.69%                  12.22%                 4.33%
     Return After Taxes on Distributions and Sale of              3.48%                  10.91%                 3.91%
     Fund Shares........................................
S&P 500 Index* .........................................          5.49%                  12.83%                 4.98%


------------
* The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

FEES AND EXPENSES


      The following table describes the fees and expenses that you may pay if you buy and hold Administrative Shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.


      Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (1)....................................    0.045%
Distribution (12b-1) Fees..............................      .15%
Other Expenses ........................................     0.05%
Total Annual Fund Operating Expenses...................    0.245%

------------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Portfolios.

  Example: This Example is intended to help you compare the cost of investing in the Fund's Administrative Shares with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund's Administrative Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Administrative Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR    3 YEARS   5 YEARS    10 YEARS
              ------    -------   -------    --------
                $25        $79      $138       $312

OTHER INVESTMENT CONSIDERATIONS AND RISKS


      Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.



      The S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's ," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.



      Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.



      Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.



      Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.


MANAGEMENT AND ORGANIZATION


      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Fund.

      The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.



      The Equity 500 Index Fund offers Administrative, Service and Class R Shares. Only the Administrative Shares of the Fund are discussed in this prospectus.



     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation , a publicly held bank holding company, and includes the SSgA Funds Management, Inc. ("SSgA FM"), a wholly owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of .10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying Portfolio's investments.



      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's annual report dated December 31, 2007.



      The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:



JOHN A. TUCKER, CFA

      Mr. Tucker is a Vice President of SSgA, a Principal of SSgA FM, and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, Mr. Tucker was head of the Structured Products Group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products Group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.


KARL SCHNEIDER

      Mr. Schneider is a Vice President of SSgA and a Vice President of the Adviser. Mr. Schneider joined SSgA in 1996 as a member of the SSgA's Global Fundamental Strategies Team. Mr. Schneider manages a variety of the SSgA's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

      Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

      SHAREHOLDER INFORMATION

      Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

      Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase order for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

      Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

      The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Advisor will be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Fund or its shareholders.


      The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN


      The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's Administrative Shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.15%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

      Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

      The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

      The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as a capital gain.

FINANCIAL HIGHLIGHTS


      The Financial Highlights table is intended to help you understand the Fund's Administrative Shares financial performance since inception. Certain information reflects financial results for a single share of the Administrative Shares. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund's Administrative Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS FOR AN ADMINISTRATIVE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD


                                                                    YEAR         YEAR         YEAR         YEAR          YEAR
                                                                    ENDED        ENDED        ENDED        ENDED         ENDED
                                                                  12/31/07     12/31/06      12/31/05     12/31/04      12/31/03
                                                                 -----------   ----------   ---------    ----------   ----------
PER SHARE OPERATING PERFORMANCE(B):
NET ASSET VALUE, BEGINNING OF PERIOD.........................     $    11.83   $   10.41    $   10.10    $    9.34    $     7.36
INVESTMENT OPERATIONS:
   Net investment income.....................................           0.22*       0.19*        0.17*        0.17*         0.13*
   Net realized and unrealized gain (loss) on investments....           0.41        1.42         0.30         0.82          1.95
                                                                  ----------   ---------    ---------    ---------    ----------
     Total from investment operations........................           0.63        1.61         0.47         0.99          2.08
                                                                  ----------   ---------    ---------    ---------    ----------
LESS DISTRIBUTIONS FROM:
   Net investment income ....................................          (0.22)      (0.19)       (0.16)       (0.23)        (0.10)
                                                                  ----------   ---------    ---------    ---------    ----------
   Net increase (decrease) in net assets ....................           0.41        1.42         0.31         0.76          1.98
                                                                  ----------   ---------    ---------    ---------    ----------
NET ASSET VALUE, END OF PERIOD ..............................     $    12.24   $   11.83    $   10.41    $   10.10     $    9.34
                                                                  ==========   =========    =========    =========     =========
TOTAL RETURN(C) .............................................           5.35%      15.52%        4.66%       10.63%        28.37%
                                                                  ==========   =========    =========    =========     =========
RATIOS AND SUPPLEMENTARY DATA:
   Net Assets, End of Period (000s)..........................     $  192,718   $ 206,607    $ 195,725    $ 200,524     $ 182,037
   Ratios to average net assets:.............................
     Operating expenses .....................................          0.245%      0.245%       0.245%       0.245%        0.245%
     Net investment income ..................................           1.76%       1.75%        1.64%        1.78%         1.54%
   Portfolio turnover rate (c)...............................             12%         10%           8%           9%           12%

----------

(a) The per share amounts and percentages include the Fund's proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(b) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

(c)   Portfolio turnover rate is from State Street Equity 500 Index Portfolio.

* Net investment income per share calculated using the average shares method.

    For more information about STATE STREET EQUITY 500 INDEX FUND:

      The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Fund does not have an Internet website.

      Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                  P.O. BOX 5049
                           BOSTON, MASSACHUSETTS 02206

                                   -----------

                       STATE STREET EQUITY 500 INDEX FUND
                                 CLASS R SHARES

                                   -----------


                         PROSPECTUS DATED APRIL 29, 2008


                                   -----------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION


      The State Street Equity 500 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser", or "SSgA FM"), a subsidiary of State Street Corporation, is the investment adviser to the Fund and to the portfolio in which it invests.


RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE.

      The State Street Equity 500 Index Fund's investment objective is to match as closely as possible, before expenses, the performance of the S&P 500 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (the "Portfolio") of State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio). There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES.


      The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.


      The Fund intends to invest (either on its own or as part of a master-feeder structure) in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

      In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.


      THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



PRINCIPAL RISKS.



General Risks Associated With The Fund's Investment Policies And Investment Strategies Are Defined Below.


      - Stock values could decline generally or could under-perform other investments.

      - Because the S&P 500 Index includes mainly large U.S. companies, the Fund's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.

      - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

PERFORMANCE INFORMATION.

Bar chart

      The bar chart below shows the performance of the Fund's Class R Shares during the Fund's complete calendar years since inception. The chart provides some indication of the risks of investing in the Fund's Class R Shares by showing changes in the Class R Shares' performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund's Class R Shares will perform in the future. ADDITIONALLY, THE PERFORMANCE INFORMATION PRIOR TO JUNE 7, 2005, THE INCEPTION DATE FOR CLASS R SHARES, IS THAT OF THE ADMINISTRATIVE SHARES OF THE FUND, WHICH HAS LOWER EXPENSES AND TYPICALLY HIGHER RETURNS THAN THE CLASS R SHARES. THE PRIMARY DIFFERENCE IN EXPENSES IS THE LOWER DISTRIBUTION (12b-1) FEE OF 0.15% FOR ADMINISTRATIVE SHARES COMPARED TO 0.60% FOR CLASS R SHARES ON AN ANNUAL BASIS. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.

                       STATE STREET EQUITY 500 INDEX FUND
                                 CLASS R SHARES
              TOTAL RETURN FOR THE CALENDAR YEARS ENDED DECEMBER 31

Bar Chart:

2002:    -22.31%
2003:     28.37%
2004:     10.63%
2005:      4.92%
2006:     15.02%
2007:      4.88%

      During the period shown in the bar chart, the highest return for a quarter was 15.19 % (quarter ended 06/30/03) and the lowest return for a quarter was (17.37) (quarter ended 09/30/02).

AVERAGE ANNUAL TOTAL RETURN

      The information in the following table gives some indication of the risks of an investment in the Fund's Class R Shares by comparing the Class R Shares' performance to the performance of the S&P 500 Index over various periods of time.

      The Fund's Class R Shares' after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. ADDITIONALLY, THE PERFORMANCE INFORMATION PRIOR TO JUNE 7, 2005, THE INCEPTION DATE FOR CLASS R SHARES, IS THAT OF THE ADMINISTRATIVE SHARES OF THE FUND, WHICH HAS LOWER EXPENSES AND TYPICALLY HIGHER RETURNS THAN THE CLASS R SHARES. THE PRIMARY DIFFERENCE IN EXPENSES IS THE LOWER DISTRIBUTION (12b-1) FEE OF 0.15% FOR ADMINISTRATIVE SHARES COMPARED TO 0.60% FOR CLASS R SHARES ON AN ANNUAL BASIS. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.

                                                                                                       SINCE THE INCEPTION
                                                               PAST 1-YEAR           PAST 5-YEARS        DATE OF THE FUND
                                                              (PERIOD ENDED          (PERIOD ENDED          ANNUALIZED
                                                            DECEMBER 31, 2007)    DECEMBER 31, 2007)      (APRIL 18, 2001)
                                                            ------------------    ------------------   -------------------
State Street Equity 500 Index
   Fund Class R Shares
     Return Before Taxes ...................................      4.88%                 12.29%                9.57%
     Return After Taxes on Distributions ...................      4.39%                 11.99%                9.26%
     Return After Taxes on
        Distributions and Sale of Fund Shares...............      3.17%                 10.67%                8.10%
S&P 500 Index*..............................................      5.49%                 12.83%                4.98%

------------
* The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

FEES AND EXPENSES


      The following table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.


      Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)..................................................................................         0.045%
Distribution (12b-1) Fees...........................................................................          0.60%
Other Expenses .....................................................................................          0.05%
Total Annual Fund Operating Expenses ...............................................................         0.695%

------------
1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Portfolios.

      Example: This Example is intended to help you compare the cost of investing in the Fund's Class R Shares with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund's Class R Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class R Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR           3 YEARS          5 YEARS        10 YEARS
------           -------          -------        --------
$ 71              $ 222            $ 387          $ 865

OTHER INVESTMENT CONSIDERATIONS AND RISKS


      Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.


      The S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

      Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.

      Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

      Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

MANAGEMENT AND ORGANIZATION

      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Fund.

      The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

      The Equity 500 Index Fund offers three classes of shares: Administrative Shares, Service Shares and Class R Shares. Only the Class R Shares of the Fund are discussed in this prospectus.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company and includes SSgA Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $ 2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of .10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying master portfolio's investments.


      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Equity 500 Index Fund is available in the Fund's annual report dated December 31, 2007.

      The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

JOHN A. TUCKER, CFA


      Mr. Tucker is a Vice President of SSgA, a Principal of SSgA FM, and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, Mr. Tucker was head of the Structured Products Group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products Group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.


KARL SCHNEIDER

      Mr. Schneider is a Vice President of SSgA and a Vice President of the Adviser. Mr. Schneider joined SSgA in 1996 as a member of the SSgA's Global Fundamental Strategies Team. Mr. Schneider manages a variety of the SSgA's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

      Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


      The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.


SHAREHOLDER INFORMATION


      Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


      Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase order for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.




      Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.


      The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisors judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Advisor will be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Fund or its shareholders.


      The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

      The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's Class R Shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.60%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES


      The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

      Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

      The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

      The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses)from the sale of investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

      Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as a capital gain.

FINANCIAL HIGHLIGHTS


      The Financial Highlights table is intended to help you understand the Fund's Class R Shares financial performance since inception. Certain information reflects financial results for a single share of the Class R Shares. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund's Class R Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS FOR A CLASS R SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD

                                                                YEAR         YEAR         PERIOD
                                                               ENDED         ENDED         ENDED
                                                              12/31/07     12/31/06     12/31/05(a)
                                                              --------     --------     -----------
PER SHARE OPERATING PERFORMANCE(b):
NET ASSET VALUE, BEGINNING OF PERIOD .....................    $  11.82     $  10.40     $      9.98
                                                                           --------     -----------
INVESTMENT OPERATIONS:
   Net investment income .................................        0.16*        0.15*           0.08*
   Net realized and unrealized gain on investments........        0.42         1.41            0.41
                                                              --------     --------     -----------
      Total from investment operations....................        0.58         1.56            0.49
                                                              --------     --------     -----------
LESS DISTRIBUTIONS FROM:
    Net investment income ................................       (0.17)       (0.14)          (0.07)
                                                              --------     --------     -----------
    Net increase in net assets............................       (0.41)        1.42            0.42
                                                              --------     --------     -----------
NET ASSET VALUE, END OF PERIOD                                $  12.23     $  11.82     $     10.40
                                                              --------     ========     ===========
TOTAL RETURN(c)...........................................        4.88%       15.02%           4.92%
                                                              --------     ========     ===========
RATIOS AND SUPPLEMENTARY DATA:
    Net Assets, End of Period (000s)......................    $  5,914     $  3,104     $       105
    Ratios to average net assets:
       Operating expenses.................................       0.695%       0.695%          0.650%(d)
       Net investment income..............................        1.33%        1.33%           1.37%(d)
    Portfolio turnover rate(e)............................          12%          10%              8%

-----------
(a)   Class R Shares commenced operations on June 7, 2005.

(b) The per share amounts and percentages include the Fund's proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(c) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

(d)   Annualized.

(e)   Portfolio turnover rate is from the State Street Equity 500 Index
      Portfolio.

* Net investment income per share calculated using the average shares method.

      For more information about STATE STREET EQUITY 500 INDEX FUND:

      The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Fund does not have an Internet website.

      Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                  P.O. BOX 5049
                           BOSTON, MASSACHUSETTS 02206

                                   ----------

                       STATE STREET EQUITY 500 INDEX FUND
                                 SERVICE SHARES

                                   ----------


                         PROSPECTUS DATED APRIL 29, 2008


                                   ----------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION


      The State Street Equity 500 Index Fund (the "Fund") is a mutual fund that seeks to provide an investment return matching, as closely as possible before expenses, the performance of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The Equity 500 Index Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser" or "SSgA FM"), a subsidiary of State Street Corporation, a publicly held bank holding company, is the investment adviser to the Fund and to the portfolio in which it invests.


RISK/RETURN SUMMARY

Investment Objective.


      The State Street Equity 500 Index Fund's investment objective is to match as closely as possible, before expenses, the performance of the S&P 500 Index. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding master portfolio (the "Portfolio") of State Street Master Funds that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. In reviewing the investment objective and policies of the Fund below, you should assume that the investment objective and policies of the master portfolio are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the master portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the master portfolio). There is no assurance that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES.


      The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.


      The Fund intends to invest (either on its own or as part of a master-feeder structure) in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Index in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

      In addition, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.


      THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PRINCIPAL RISKS.



      General risks associated with the Fund's investment policies and investment strategies are defined below.



      - Stock values could decline generally or could under-perform other investments.



      - Because the S&P 500 Index includes mainly large U.S. companies, the Fund's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.



      - The Fund's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.


PERFORMANCE INFORMATION.


Bar Chart


      The bar chart below shows the performance of the Fund's Service Shares during the Fund's complete calendar years since inception. The chart provides some indication of the risks of investing in the Fund's Service Shares by showing changes in the Service Shares' performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund's Service Shares will perform in the future. ADDITIONALLY, THE PERFORMANCE INFORMATION PRIOR TO MARCH 10, 2003, THE INCEPTION DATE FOR SERVICE SHARES, IS THAT OF ADMINISTRATIVE SHARES OF THE FUND, WHICH HAS LOWER EXPENSES AND TYPICALLY HIGHER RETURNS THAN THE SERVICE SHARES. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.

                       STATE STREET EQUITY 500 INDEX FUND
                                 SERVICE SHARES
                         TOTAL RETURN FOR THE CALENDAR
                            YEARS ENDED DECEMBER 31

BAR CHART:

2002:    -22.31%
2003:     35.71%
2004:     10.51%
2005:      4.56%
2006:     15.41%
2007:      5.16%

      During the period shown in the bar chart, the highest return for a quarter was 15.19 % (quarter ended 06/30/03) and the lowest return for a quarter was (17.37) (quarter ended 09/30/02).

AVERAGE ANNUAL TOTAL RETURN.

      The information in the following table gives some indication of the risks of an investment in the Fund's Service Shares by comparing the Fund's Service Shares performance to the performance of the S&P 500 Index over various periods of time.

      The Fund's Service Shares' after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. ADDITIONALLY, THE FOLLOWING PERFORMANCE INFORMATION PRIOR TO MARCH 10, 2003, THE INCEPTION DATE FOR SERVICE SHARES, IS THAT OF ADMINISTRATIVE SHARES OF THE FUND, WHICH HAS LOWER EXPENSES AND TYPICALLY HIGHER RETURNS THAN THE SERVICE SHARES. THE ADMINISTRATIVE SHARES' INCEPTION DATE WAS APRIL 18, 2001.

                                                                      PAST 1-YEAR     PAST 5-YEARS   SINCE THE INCEPTION
                                                                     (PERIOD ENDED   (PERIOD ENDED    DATE OF THE FUND
                                                                      DECEMBER 31,    DECEMBER 31,      ANNUALIZED
                                                                         2007)            2007)       (APRIL 18, 2001)
                                                                     -------------   -------------   -------------------
State Street Equity 500 Index
   Fund Service Shares
     Return Before Taxes...........................................      5.16%           12.47%            14.30%
     Return After Taxes on Distributions...........................      4.54%           12.12%            13.94%
     Return After Taxes on Distributions and Sale of Fund Shares...      3.36%           10.81%            12.44%
S&P 500 Index*.....................................................      5.49%           12.83%             4.98%

----------

* The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.


FEES AND EXPENSES



      The following table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.


      Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(1)..................           0.045%
Distribution (12b-1) Fees ..........            0.25%
Other Expenses .....................            0.05%
Total Annual Fund Operating Expenses           0.345%

----------

1 This fee represents the total expenses of the corresponding Portfolio of the State Street Master Portfolios.

      Example: This Example is intended to help you compare the cost of investing in the Fund's Service Shares with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund's Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Service Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS   5 YEARS   10 YEARS
------    -------   -------   --------
$ 35       $ 111     $ 194      $ 437

OTHER INVESTMENT CONSIDERATIONS AND RISKS


      Changes in Policies. The Trust's Board of Trustees may change the Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Fund's investment objective without shareholder approval.


      The S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.



      Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index.



      Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.



      Repurchase Agreements and Securities Loans. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.






MANAGEMENT AND ORGANIZATION


      The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, a publicly held bank holding company, serves as the investment adviser for the Fund.


      The Trust's Board of Trustees is responsible for generally overseeing the investment of the Fund's assets. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.

      The Equity 500 Index Fund offers Administrative, Service and Class R Shares. Only the Service Shares of the Fund are discussed in this prospectus.


      The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $ 2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 as amended ("Advisers Act"). SSgA FM had over $ 144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of .10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the corresponding master portfolio or in another investment company. The Adviser places all orders for purchases and sales of the underlying master portfolio's investments.


      A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Fund is available in the Fund's annual report dated December 31, 2007.


      The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:



JOHN A. TUCKER, CFA.

      Mr. Tucker is a Vice President of SSgA, a Principal of SSgA FM, and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. In addition, he is responsible for new product research and development. Previously, Mr. Tucker was head of the Structured Products Group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products Group where he was responsible for the operations staff and functions. He has been working in the investment management field since 1988. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.


KARL SCHNEIDER

      Mr. Schneider is a Vice President of SSgA and a Vice President of the Adviser. Mr. Schneider joined SSgA in 1996 as a member of the SSgA's Global Fundamental Strategies Team. Mr. Schneider manages a variety of the SSgA's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

      Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.

      The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      The Administrator, Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Fund.

SHAREHOLDER INFORMATION

      Determination of Net Asset Value. The Fund's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Fund. The NAV per share is calculated by dividing the value of the NAV of the Fund by the number of shares outstanding. The Fund values each security pursuant to guidelines adopted by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Portfolio's Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


      Purchasing Shares. Investors pay no sales load to invest in this Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

      The minimum initial investment in the Fund is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Fund intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

      In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of ) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

      Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. The Fund will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Fund business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.




      Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.


      The Fund is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Advisor will be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Fund or its shareholders.


      The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

      The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's Service Shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

      Income dividends and capital gains distributions of the Fund will be declared and paid at least annually.

      The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Foreign persons should consult the Statement of Additional Information.

      The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.

      Any gain resulting from the sale or exchange of your shares will generally also be subject to tax as capital gain.

FINANCIAL HIGHLIGHTS

      The Financial Highlights table is intended to help you understand the Fund's Service Shares financial performance since inception. Certain information reflects financial results for a single share of the Service Shares. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund's Service Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS FOR A SERVICE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD

                                                  YEAR            YEAR           YEAR             YEAR           PERIOD
                                                  ENDED          ENDED           ENDED            ENDED          ENDED
                                                12/31/07       12/31/06        12/31/05         12/31/04      12/31/03(A)
                                              -----------     -----------     -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE(B):
NET ASSET VALUE, BEGINNING OF PERIOD.....     $     11.82     $     10.40     $     10.10     $      9.33     $      6.94
                                              -----------     -----------     -----------     -----------     -----------
INVESTMENT OPERATIONS:

  Net investment income .................            0.21*           0.18*           0.16*           0.16*           0.10*
  Net realized and unrealized gain on
    investments .........................            0.40            1.42            0.30            0.83            2.38
                                              -----------     -----------     -----------     -----------     -----------
     Total from investment operations....            0.61            1.60            0.46            0.99            2.48
                                              -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS FROM:
  Net investment income .................           (0.21)          (0.18)          (0.16)          (0.22)            .09
                                              -----------     -----------     -----------     -----------     -----------
  Net increase in net assets ............            0.40            1.42            0.30            0.77            2.39
                                              -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD ..........     $     12.22     $     11.82     $     10.40     $     10.10     $      9.33
                                              ===========     ===========     ===========     ===========     ===========
TOTAL RETURN(C) .........................            5.16%          15.41%           4.56%          10.51%          35.71%
                                              ===========     ===========     ===========     ===========     ===========
RATIOS AND SUPPLEMENTARY DATA:

  Net Assets, End of Period (000s) ......     $    70,965     $    59,792     $    39,086     $    12,964     $    84,244
  Ratios to average net assets:

     Operating expenses .................           0.345%          0.345%          0.345%          0.345%          0.345%(d)
     Net investment income ..............            1.67%           1.65%           1.56%           1.67%           1.45%(d)

  Portfolio turnover rate(e) ............              12%             10%              8%              9%             12%

----------

(a)   Service Shares commenced operations on March 10, 2003.

(b) The per share amounts and percentages include the Fund's proportionate share of income and expenses of the State Street Equity 500 Index Portfolio.

(c) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.

(d)   Annualized.

(e)   Portfolio turnover rate is from the State Street Equity 500 Index
      Portfolio.

* Net investment income per share calculated using the average shares method.

For more information about STATE STREET EQUITY 500 INDEX FUND:

      The Fund's statement of additional information (SAI) includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (877) 521-4083 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. The Fund does not have an Internet website.

      Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA FUNDS MANAGEMENT, INC.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206

              STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND

                         Prospectus Dated April 29, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


The State Street Institutional Limited Duration Bond Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of investment grade debt securities (those of medium and high quality) and by maintaining a dollar weighted average portfolio duration of two years or less.

INTRODUCTION


            The State Street Institutional Limited Duration Bond Fund (the "Fund") is a mutual fund whose investment objective is to seek high current income and liquidity. The Fund invests at least 65% of its assets in a diversified portfolio of investment grade debt securities (those of medium and investment grade) and maintains a dollar-weighted average portfolio duration of two years or less. The Fund is not a money market fund, and the Fund's net asset value per share will fluctuate. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund.


PRINCIPAL INVESTMENT STRATEGIES

            The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Limited Duration Bond Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Adviser is the investment adviser to the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.


            The Fund attempts to meet its objective by investing primarily in dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Fund may also invest in derivative instruments, such as futures contracts, options, interest rate swaps, default/credit swaps, total return swaps and other structured investments, as a substitute for investments directly in securities, to adjust the sensitivity of the Fund's portfolio to changes in interest rates, or otherwise to increase the Fund's investment return. The Adviser will actively trade the Fund's portfolio securities in an attempt to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase the Fund's investment return.


            Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (ii) if not rated, are of comparable quality, as determined by the Adviser. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that to be in the best interest of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

      - Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables or leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk, described below.

      - Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

      - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund, or the obligor on a derivative instrument held by the Fund, may default on its obligation.

      - Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss great than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

      - Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

      - Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes. Foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates.

      - Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


      - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including for example certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



      - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Institutional Limited Duration Bond Fund. The ability of the Institutional Limited Duration Bond Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment adviser to the Portfolio which is a master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the Portfolios. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.


      - Mortgage-Backed Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed investments in lower-yielding investments.


      - New Fund Risk. Neither the Fund nor the Portfolio may grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.


      - Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

      - Sector Risk. The risk that the Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

      - US Government-Sponsored Enterprises Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.


                          TEMPORARY DEFENSIVE POSITION

      - Defensive Strategies. At times, the Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that the Adviser believes to be consistent with the Fund's best interests. Taking such a temporary defensive position may result in the Fund not achieving its investment objective.


THE LIMITED DURATION BOND FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE LIMITED DURATION BOND FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE LIMITED DURATION BOND FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



PERFORMANCE INFORMATION


            PERFORMANCE INFORMATION FOR THE FUND HAS BEEN OMITTED BECAUSE THE FUND HAS NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AS OF THE DATE OF THIS PROSPECTUS.


FEES AND EXPENSES

            The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time pays its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                                0.10%
Distribution (12b-1) Fees                       0.05%
Other Expenses**                                0.23%
Total Annual Fund Operating Expenses            0.38%
Less Fee Waivers and Reimbursements***         (0.18)%
Net Expenses***                                 0.20%

* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through April 30, 2008. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.

**    Other Expenses are estimated for the current fiscal year.

*** The Adviser has contractually agreed to limit the Fund's total annual operating expenses (not including the pass-through expenses of the Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2009.


Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 year      3 years
------      -------
  $20         $96

MANAGEMENT AND ORGANIZATION

            The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

            The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


            The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is the world's largest institutional money manager, and uses quantitative and traditional techniques to manage more than $ 2 trillion in assets as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. SSgA FM had approximately $ 144.5 billion in assets under management at December 31, 2007.



            The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of .10% of the Funds average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.


            The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

            The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.


            The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:


THOMAS CONNELLEY, CFA

            Mr. Connelley is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He is a Portfolio Manager in the firm's Cash Management group. Prior to joining SSgA in 2003, Mr. Connelley was a Vice President and Portfolio Manager with Standish Mellon Asset Management where he was responsible for management of various short duration strategies. Mr. Connelley has worked in investment management since 1991. Mr. Connelley holds a Bachelor of Science degree in Business Administration with a concentration in Finance from Bryant College. He holds the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and CFA Institute.

MARIA PINO, CFA

            Ms. Pino is a Vice President of State Street Global Advisors and a Principal of SSgA FM. She has been a portfolio manager in the firm's Cash Management group since 1997. Prior to joining SSgA, Ms. Pino was with Partners HealthCare System, Inc., where she managed non-ERISA assets. She has been working in the investment management field since 1981. Ms. Pino received a Bachelors degree in Accounting from Providence College, a Masters degree in Economics from Northeastern University, and an MBA from Boston University. She earned the Chartered Financial Analyst designation and is a member of CFA Institute and the Boston Security Analysts Society.

            Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.

            The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.


            The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer agent and dividend disbursing agent.


ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS


            The investment objective of the Fund as stated above is non-fundamental which means that it may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


            Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

            Other Risk Associated with Asset-Backed Securities -- Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

            Prepayment Risk -- Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and it may have to reinvest the amount of any prepayments in lower yielding securities.

            Futures Contracts and Options on Futures. To invest cash for purposes of hedging the Fund's other investments, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Fund may also purchase futures and options if cheaper than the underlying stocks or bonds.


            A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

            Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

            Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

            When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. The Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

            Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


            Interest Rate Swaps, Default/Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

            Mortgage-Backed Securities. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed securities. Some mortgage-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Mortgage-backed securities in which the Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.


            Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. The total amount of premiums paid by the Fund for all put and call options held by it at any time will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral deliverable under its outstanding options would exceed 25% of the value of the Fund's total assets.

            Portfolio Duration. The Fund will maintain a dollar-weighted average portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

            Repurchase Agreements. The Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Fund may be delayed or prevented from recovering the collateral.


            Section 4(2) Commercial Paper and Rule 144A Securities Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists. The Fund's Statement of Additional Information ("SAI") addresses the Fund's limitation on illiquid securities.



            Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities, including variable rate demand notes.
A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate demand notes typically bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.


SHAREHOLDER INFORMATION

            Determination of Net Asset Value. The Fund determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

            Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when Fund shares are not priced, the value of the Fund's portfolio may change on days when Fund shares cannot generally be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

            Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund. All purchase orders will begin earning dividends the following business day after the purchase date.

            The minimum initial investment in the Fund is $5 million, although the Adviser may waive the minimum in its discretion. Holdings of all customer accounts of each Intermediary shall be aggregated for determining these account balances. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) received by the Fund before the order will be accepted. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

                                PURCHASING SHARES

BY MAIL:

            An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

      SS Institutional Limited Duration Bond Fund
      P.O. Box 13515
      Denver, CO 80202

BY TELEPHONE/FAX:

            An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (866) 392-0869 between the hours of 9:00 a.m. ET and 8:00 p.m. ET to:

- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-     request your new account number (initial purchases only),

-     confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

      State Street Bank & Trust Co.
      One Lincoln Street
      Boston, MA 02111

      ABA# 011000028
      DDA# 0015-755-2
      Account Name: SS Institutional Limited Duration Bond Fund
      Ref: Shareholder Account #
      Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

            In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

            Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Payments of redemption proceeds ordinarily will be sent the next business day The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

            If you are redeeming some, but not all, of your shares, your remaining account balance should be above $1,000,000 and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than $1,000,000. A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify or waive its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity. Notification will be sent to the shareholder giving the shareholder 60 days to increase the account to the required minimum or the account may be closed.

                              HOW TO REDEEM SHARES

   BY MAIL          Send a signed letter to:
                         SS Institutional Limited Duration Bond Fund
                         P.O. Box 13515
                         Denver, CO  80202

                    The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

   BY TELEPHONE     (866) 392-0869
   BETWEEN THE
HOURS OF 9:00 A.M.
    AND 8 P.M.
   EASTERN TIME

The Fund will need the following information to process your redemption request:

      -     name(s) of account owners;

      -     account number(s);

      -     the name of the Fund;

      -     your daytime telephone number; and

      -     the dollar amount, percentage or number of shares being redeemed.

            On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 9:00 a.m. ET beginning time.

            Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

      -     Your account address has changed within the last 10 business days.

      - A wire is being made payable to someone other than the account owner.

      - Redemption proceeds are being transferred to an account with a different registration.

      - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

      -     Other unusual situations as determined by the Fund's transfer agent.


            The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP Medallion guarantor.



            About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at https://www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.


            The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.


            Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.



            The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the

Advisor will be able to determine whether trading in the Fund's shares by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Fund or its shareholders.


            The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

            The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.


DISTRIBUTION/SERVICING (RULE 12b-1) PLAN


            The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

            The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS


            The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

            The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from

"qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

            Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL LIMITED DURATION BOND
FUND:


            The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (866) 392-0869. The Fund does not have an Internet website.


            Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206

           STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND
              (FORMERLY STATE STREET INSTITUTIONAL TAX FREE LIMITED
                               DURATION BOND FUND)

                         Prospectus Dated April 29, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


The State Street Institutional Short-Term Tax Exempt Bond Fund seeks to provide federally tax-exempt current income and liquidity by investing primarily in a diversified portfolio of municipal debt securities and by maintaining a dollar weighted average portfolio duration of two years or less. The Fund will invest at least 80% of its assets in municipal securities.

INTRODUCTION


            The State Street Institutional Short-Term Tax Exempt Bond Fund (formerly State Street Institutional Tax Free Limited Duration Bond Fund) (the "Fund") is a mutual fund whose investment objective is to seek to provide federally tax-exempt current income and liquidity. The Fund invests at least 80% of its assets in a diversified portfolio of investment grade municipal debt securities and maintains a dollar-weighted average portfolio duration of two years or less. The Fund is not a money market fund, and the Fund's net asset value per share will fluctuate. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund.


PRINCIPAL INVESTMENT STRATEGIES


            The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Institutional Short-Term Tax Exempt Bond Portfolio (formerly State Street Tax Free Limited Duration Bond Portfolio) (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Adviser is the investment adviser to the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.


            The Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in investment grade municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The Fund may invest in municipal securities by investing in other funds.

            The Fund may invest up to 20% of its assets in federally taxable securities including obligations issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.


            The municipal debt obligations in which the Fund may invest include investments in certain revenue sectors that may be more volatile than others due to changing economic and regulatory issues. This may include industrial development, pollution control, resource recovery, housing, and hospital revenue bond issues. The Fund will invest in debt obligations rated investment grade by Moody's, S&P, or comparable quality as determined by the Adviser. The Fund does not currently intend to invest in securities subject to the alternative minimum tax.



            Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization ("NRSRO"); or (ii) if not rated, are of comparable quality, as determined by the Adviser. Unrated securities in which the Fund may invest include those for which the Adviser has determined is of comparable quality. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that to be in the best interest of the Fund.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Principal risks of investing in Short-Term Tax Exempt Bond Fund

      - Call Risk. Call risk is a risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

      - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligation

      - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


      - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity, including, for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



      - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Fund's policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


      - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.


      - New Fund Risk. Neither the Fund nor the master fund may grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.


                          TEMPORARY DEFENSIVE POSITION

      - Defensive Strategies. From time to time, for temporary defensive purposes, the Fund may invest without limit in taxable short-term investments. Dividends paid by the Fund that are attributable to income earned by the Fund from these instruments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy, and the Fund may not achieve its investment objective.


            THE SHORT-TERM TAX EXEMPT BOND FUND'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE SHORT-TERM TAX EXEMPT BOND FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE SHORT-TERM TAX EXEMPT BOND FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


PERFORMANCE INFORMATION

            PERFORMANCE INFORMATION FOR THE FUND HAS BEEN OMITTED BECAUSE THE FUND HAS NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AS OF THE DATE OF THIS PROSPECTUS.

FEES AND EXPENSES

            The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees*                               0.10%
Distribution (12b-1) Fees                      0.05%
Other Expenses**                               0.31%
                                              -----
Total Annual Fund Operating Expenses           0.46%
                                              =====
Less Waivers and Reimbursements***            (0.26)%
                                              =====
Net Expenses***                                0.20%
                                              =====

----------

* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through April 30, 2009. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.


**    Other Expenses are estimated for the current fiscal year.


*** The Adviser has contractually agreed to limit the Fund's total annual operating expenses (not including the pass-through expenses of the Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2009.


Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 year   3 years
------   -------
 $20       $64

MANAGEMENT AND ORGANIZATION

            The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Master Fund (the "Portfolio") in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

            The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


            The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes SSgA Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage more than $2 trillion in assets as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. SSgA FM had approximately $144.5 billion in assets under management at December 31, 2007. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund's assets directly, at an annual rate of .10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in thePortfolio The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.


            The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

            The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.

            The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

TIMOTHY RYAN, CFA


            Mr. Ryan is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He joined State Street in 2003 and is the unit head for the Municipal Bond Group responsible for the nuclear decommissioning trusts and insurance portfolios as well as cross over analysis and setting portfolio strategy to maximize after tax return on the Lehman Aggregate benchmarked portfolios. Prior to joining SSGA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.



DWAYNE PARMLEY



            Mr. Parmley is a Principal of State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Prior to his current role, Mr. Parmley was an Operations Associate on the SSgA Cash and Securities Lending Desk. Before joining SSGA in 1999, Mr. Parmley was an Auditor and Portfolio Accountant at State Street Corporation. Mr. Parmley received a Bachelor of Business Administration from the University of Massachusetts at Amherst and earned a Master of Business Administration with a concentration in Finance from Bentley College. Mr. Parmley is currently a candidate for the CFA Level II Exam.



JEFF CARTER



            Mr. Carter is a Principal of State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Mr. Carter develops and recommends appropriate asset allocation structures and investment strategies for stable value and tax sensitive funds. Prior to joining SSgA in January of 2003, he spent ten years at Fidelity Investments starting in an operations role and leaving as a Senior Financial Analyst in charge of pricing and profitability analysis of defined benefit and defined contribution products. Previous to his employment at Fidelity, he worked for State Street in the MFS fund accounting group. Mr. Carter received his Master's degree in Business Administration with a finance concentration from Northeastern University in 1997 and holds a Bachelor of Science degree in Economics/Finance from Bentley College.


            Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.

            The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.

            The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer and dividend disbursing agent.

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS

            The investment objective of the Fund as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Fund's current practices.

In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


            Commercial Paper, Rule 144A and Other Short-Term Obligations. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.


            Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

            Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

            Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.


            Portfolio Duration. The Fund will maintain a dollar-weighted average portfolio duration of two years or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.



            Variable and Floating Rate Securities. The Fund may purchase variable rate securities including variable rated demand notes. Variable rate demand notes bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equity to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations.

SHAREHOLDER INFORMATION

            Determination of Net Asset Value. The Fund determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

            Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

            Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund. All purchases will begin earning dividends the following business day after the purchase date.

            The minimum initial investment in the Fund is $5 million, although the Adviser may waive the minimum in its discretion. Holdings of all customer accounts of each Intermediary shall be aggregated for the purpose of determining these account balances. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) received by the Fund before the order will be accepted. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.

                                PURCHASING SHARES

BY MAIL:

            An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

      SS Institutional Short-Term Tax Exempt Bond Fund
      P.O. Box 13515
      Denver, CO  80202

BY TELEPHONE/FAX:

            An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (866) 392-0869 between the hours of 9:00 a.m. ET and 8:00 p.m. ET to:

      - confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

      -     request your new account number (initial purchases only),

      -     confirm the amount being wired and wiring bank,

      - confirm the name and number of the contact person in connection with the order at the wiring bank, and

      - receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the
            Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

            State Street Bank & Trust Co.
            One Lincoln Street
            Boston, MA 02111

            ABA# 011000028
            DDA# 0015-755-2
            Account Name: SS Institutional Short-Term Tax Exempt Bond Fund
            Ref: Shareholder Account #
            Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

            In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

            Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption requests must be received prior to 4:00 p.m. ET on a business day to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

            If you are redeeming some, but not all, of your shares, your remaining account balance should be above $1,000,000 and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than $1,000,000. A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify or waive minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity. Notification will be sent to the shareholder and the shareholder will be given 60 days to increase the balance to the required minimum or the account may be closed.


                              HOW TO REDEEM SHARES

   BY MAIL            Send a signed letter to:
                          SS Institutional Short-Term Tax Exempt Bond Fund P.O. Box 13515
                          Denver, CO  80202

                      The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature Guarantees" below.

   BY TELEPHONE       (866) 392-0869
   BETWEEN THE
HOURS OF 9:00 A.M.
    AND 8 P.M.
   EASTERN TIME

The Fund will need the following information to process your redemption request:

      -     name(s) of account owners;

      -     account number(s);

      -     the name of the Fund;

      -     your daytime telephone number; and

      -     the dollar amount, percentage or number of shares being redeemed.

            On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 9:00 a.m. ET beginning time.

            Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

      -     Your account address has changed within the last 10 business days.

      - A wire is being made payable to someone other than the account owner.

      - Redemption proceeds are being transferred to an account with a different registration.

      - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

      -     Other unusual situations as determined by the Fund's transfer agent.


            The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP Medallion guarantor.

            About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at https://www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

            The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

            Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.


            The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Advisor's judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Advisor will be able to determine whether trading in the Fund's shares by an investor holding shares through a financial intermediary is engaged in trading activity that may be harmful to the Fund or its shareholders.



            The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.


PORTFOLIO HOLDINGS DISCLOSURE

            The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12b-1) PLAN

            The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

            The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

            The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

            The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications.

            Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax, but may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. If you receive Social Security benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of your benefits. Distributions of the Fund's income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. The Fund may also invest a portion of its assets in securities that generate income subject to federal and state taxes.

            Gains realized by the Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

            Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.





Financial Highlights


            The Financial Highlights table is intended to help you understand the Fund's Service Shares financial performance since inception. Certain information reflects financial results for a single share of the Service Shares.

The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.


STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND (FORMERLY STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND) Financial Highlights Selected data for a share of beneficial interest outstanding throughout the period.


                                              PERIOD
                                               ENDED
                                             12/31/07*
                                            ----------
PER SHARE OPERATING PERFORMANCE(A):
NET ASSET VALUE, BEGINNING OF PERIOD ....   $ 10.00
                                            -------
INVESTMENT OPERATIONS:
  Net investment income .................      0.31**
  Net realized and unrealized (loss) on
    investments .........................      0.01
                                            -------

     Total from investment operations ...      0.32
                                            -------
LESS DISTRIBUTIONS FROM:
  Net investment income .................     (0.31)
                                            -------
NET ASSET VALUE, END OF PERIOD ..........   $ 10.01
                                            =======
TOTAL RETURN(B) .........................      3.29%
                                            =======
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000S)            $40,438
Ratios to average net assets

  Gross operating expenses                     0.46%***

  Net operating expenses                       0.18%***

  Net Investment Income                        3.51%***

  Voluntary expense reimbursement (c)          0.02%***

  Portfolio turnover rate (d)                 31.18%****


----------

*     The Fund commenced operations on February 7, 2007.

** Net Investment Income per share calculated using the average shares method.

***   Annualized.

****  Not annualized.

(a) The per share amounts and percentages include the Fund's proportionate share of income and expenses of the State Street Institutional Short-Term Tax Exempt Bond Portfolio.

(b) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.

(c) This voluntary expense reimbursement is reflected in both the net operating expense and the net investment income ratios shown above.

(d) Portfolio turnover rate is from the SS Institutional Short-Term Tax Exempt Bond Portfolio.

For more information about STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND
FUND:

            The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


            The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (866) 392-0869. The Fund does not have an Internet Web Site.


            Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                  (the "Trust")
                                  P.O. Box 5049
                           Boston, Massachusetts 02206

                       STATE STREET EQUITY 500 INDEX FUND
                       STATE STREET EQUITY 400 INDEX FUND
                       STATE STREET EQUITY 2000 INDEX FUND
                     STATE STREET AGGREGATE BOND INDEX FUND
              STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND
                 STATE STREET INSTITUTIONAL LIQUID RESERVES FUND
           STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND
    (FORMERLY STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND)
          STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND
              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND
              STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND
           STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 29, 2008



      This Statement of Additional Information ("SAI") relates to the prospectuses dated April 29, 2008, as amended for time to time thereafter for the State Street Equity 500 Index Fund, State Street Equity 400 Index Fund, State Street Equity 2000 Index Fund, State Street Aggregate Bond Index Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Short-Term Tax Exempt Bond Fund, the State Street Institutional Liquid Reserves Fund, State Street Institutional U.S. Government Money Market Fund, State Street Institutional Tax Free Money Market Fund, State Street Institutional Treasury Money Market Fund and State Street Institutional Treasury Plus Money Market Fund.



      The SAI is not a prospectus and should be read in conjunction with the Prospectuses. A copy of each Prospectus can be obtained free of charge by calling (866) 293-0869 or by written request to the Trust at the address listed above.



      The Trust's financial statements for the fiscal year ended December 31, 2007, including the independent registered public accounting firm report thereon, are included in the Trust's annual report and are incorporated into this SAI by reference. A copy of the Trust's annual report is available, without charge, upon request, by calling (866) 392-0869 or by written request to the Trust at the address above.

TABLE OF CONTENTS


Trust History............................................................    2
Description of the Funds and Their Investments and Risks.................    2
Additional Investments and Risks.........................................    4
Management of the Trust..................................................   26
Control Persons and Principal Holders of Securities......................   31
Investment Advisory and Other Services...................................   32
Portfolio Managers.......................................................   36
Brokerage Allocation and Other Practices.................................   38
Capital Stock and Other Securities.......................................   39
Purchase, Redemption and Pricing of Shares...............................   39
Taxation of the Funds....................................................   40
Underwriter..............................................................   48
Financial Statements.....................................................   48
Appendix A - Ratings of Debt Instruments.................................  A-1
Appendix B - Trust's Proxy Voting Procedures.............................  B-1
Appendix C - Adviser's Proxy Voting Procedures...........................  C-1

TRUST HISTORY

      The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000.


      The Trust is an open-end management investment company. The Trust contains the following diversified series:



-     State Street Equity 500 Index Fund (the "Equity 500 Index Fund");



-     State Street Equity 400 Index Fund (the "Equity 400 Index Fund");



-     State Street Equity 2000 Index Fund (the "Equity 2000 Index Fund");



-     State Street Aggregate Bond Index Fund (the "Aggregate Bond Index Fund");



- State Street Institutional Limited Duration Bond Fund (the "Limited Duration Bond Fund");



-     State Street Institutional Liquid Reserves Fund (the "ILR Fund");



- State Street Institutional Short-Term Tax Exempt Bond Fund (formerly the State Street Institutional Tax Free Limited Duration Bond Fund) (the "Short-Term Tax Exempt Bond Fund");



- State Street Institutional Tax Free Money Market Fund (the "Tax Free Money Market Fund");



- State Street Institutional U.S. Government Money Market Fund (the "U.S. Government Money Market Fund")



-     State Street Institutional Treasury Money Market Fund (the "Treasury
      Fund"); and



- State Street Institutional Treasury Plus Money Market Fund (the "Treasury Plus Fund")



      The Equity 500 Index Fund, the Equity 400 Index Fund, the Equity 2000 Index Fund and the Aggregate Bond Index Fund are referred to in this SAI as the "Index Funds." The Liquid Reserves Fund, Treasury Fund, Treasury Plus Fund and the U.S. Government Money Market Fund are referred to in this SAI as the "Money Funds" or "Money Market Funds." The Tax-Free Money Market Fund is referred to in this SAI as the "Tax-Free Fund." The Treasury Fund and the Treasury Plus Fund are referred to in this SAI as the "Treasury Funds." The Limited Duration Bond Fund and the Short-Term Tax Exempt Bond Fund are referred to in this SAI as the "Bond Funds." All Funds together are referred to in this SAI as the "Funds."


DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      Each Fund's Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest. In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.

Additional Information Concerning the S&P 500 Index

      The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.

      S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information Concerning the S&P 400 Index

      The Equity 400 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 400 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 400 Index to track general stock market performance. S&P's only relationship to the Equity 400 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 400 Index, which is determined, composed and calculated by S&P without regard to the Equity 400 Index Fund. S&P has no obligation to take the needs of the Equity 400 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 400 Index. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 400 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 400 Index Fund.

      S&P does not guarantee the accuracy or the completeness of the S&P 400 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 400 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information Concerning the Russell 2000 Index

      The Equity 2000 Index Fund is not sponsored, endorsed, promoted by, or in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Equity 2000 Index Fund or any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell's publication of the Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 Index or any data included in the Index. Russell makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 Index or any data included therein, or any security (or combination thereof) comprising the Index. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data or any security (or combination thereof) included therein.

Additional Information Concerning the Lehman Brothers Aggregate Bond Index (the "LBAB Index")

      The Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers Holdings, Inc. ("Lehman Brothers"). Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Aggregate Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the LBAB Index to track general performance. Lehman Brothers' only relationship to the Aggregate Bond Index Fund is the licensing of certain trademarks and trade names of Lehman Brothers and of the LBAB Index, which is determined, composed and calculated by Lehman Brothers without regard to the Fund. Lehman Brothers has no obligation to take the needs of the Aggregate Bond Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the LBAB Index. Lehman Brothers is not responsible for and has not participated in the determination of the price and number of shares of the Aggregate Bond Index Fund or the timing of the issuance or sale of shares of the Fund. Lehman Brothers has no obligation or liability in connection with the administration, marketing or trading of shares of the Aggregate Bond Index Fund.

      Lehman Brothers does not guarantee the accuracy or the completeness of the LBAB Index or any data included therein and Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to results to be obtained by the Aggregate Bond Index Fund, owners of shares of the Fund or any other person or entity from the use of the LBAB Index or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the LBAB Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INVESTMENTS AND RISKS

      To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques.

Cash Reserves


      Each Index Fund and the Tax Free Money Market Fund may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the "Adviser"); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time an Index Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that an Index Fund holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.


Credit Default Swaps



      The Limited Duration Bond Fund may enter into credit default swap transactions. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," make periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.



      As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.



      The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.



      The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Fund can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


Futures Contracts and Options on Futures

      Each Index Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

      Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.



      Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). Upon entering into a futures contract, an Index Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a "good faith" deposit that an Index Fund will honor its futures commitments. Subsequent payments (called "variation margin" or "maintenance margin") to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.


      Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option. Each Index Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.


      The Limited Duration Bond Fund may enter into futures contracts on securities in which it may invest and may purchase and write call and put options on such contracts.



      The Limited Duration Bond Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.



      Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.



      The Limited Duration Bond Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.



      Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Limited Duration Bond Fund is subject to the Adviser's ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Limited Duration Bond Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Limited Duration Bond Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.



      The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Limited Duration Bond Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.



      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.



      To reduce or eliminate a position held by the Limited Duration Bond Fund, the Limited Duration Bond Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.



      U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

      Successful use of U.S. Treasury security futures contracts by the Limited Duration Bond Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Limited Duration Bond Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Limited Duration Bond Fund's securities increase instead as a result of a decline in interest rates, the Limited Duration Bond Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Limited Duration Bond Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.



      There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Limited Duration Bond Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Limited Duration Bond Fund's tax-exempt securities decrease, the Limited Duration Bond Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.


Illiquid Securities


      Each Fund, except for the Treasury Fund, may invest in illiquid securities. Each Index Fund, the Bond Funds and the Tax Free Money Market Fund will invest no more than 15% of its net assets, and each Money Market Fund will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


Lending of Fund Securities

      Each Index Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by an Index Fund. An Index Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. An Index Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, an Index Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Options on Securities and Securities Indices

      Each Index Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market.

Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Index Funds may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Purchase of Other Investment Company Shares

      Each Fund may, to the extent permitted under the Investment Company of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

Repurchase Agreements


      Each Fund, except for the Treasury Fund, may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


Section 4(2) Commercial Paper/Rule 144A Securities


      Each Fund, other than the Treasury Funds and the Short-Term Tax Exempt Bond Fund, may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act") ("Section 4(2) paper") or in securities that that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities"). The U.S. Government Money Market Fund may invest in Rule 144A securities, but not Section 4(2) paper.


      Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.

         Section 4(2) paper and Rule 144A securities will not be subject to each Fund's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of

Trustees) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) paper or Rule 144A securities.

U.S. Government Securities


      Each Fund may purchase U.S. government securities. With respect to U.S. Government Securities, the Treasury Fund will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds maturing within 397 days, and other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations. The Treasury Plus Fund will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. The types of U.S. government obligations in which each other Funds may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.



      The Money Funds may purchase U.S. government obligations on a forward commitment basis. The Money Funds except for the Treasury Funds may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").



Treasury Inflation-Protection Securities



      The Limited Duration Bond Fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the CPI-U.



      Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.



      IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

When-Issued Securities

      Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. The Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Money Funds will not invest more than 25% of their respective net assets in when-issued securities.

      Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

      When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Reverse Repurchase Agreements


      The Aggregate Bond Index Fund, the Tax-Free Fund, the Limited Duration Bond Fund and the Money Funds, except for the Treasury Funds, may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Fund's custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Fund's ability to reacquire the underlying securities.



Total Return Swaps and Interest Rate Swaps



      The Aggregate Bond Index Fund, and the Bond Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.


      The Aggregate Bond Index Fund and Limited Duration Bond Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Aggregate Bond Index Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For example, the Aggregate Bond Index Fund or Limited Duration Bond Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the portfolio of the Fund, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.


Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs")


      The Aggregate Bond Index Fund, the Limited Duration Bond Fund and the Money Funds, except for the Treasury Funds, may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.


      Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Forward Commitments


      The Aggregate Bond Index Fund, the Bond Funds, the Tax Free Money Market Fund and the Money Funds may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

      Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


Investment-Grade Bonds

      The Aggregate Bond Index Fund and the Liquid Reserves Fund may invest in corporate notes and bonds that are rated investment-grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (and, in the case of the Liquid Reserves Fund, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser , in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa by Moody's or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.

Asset-Backed Securities


      The Aggregate Bond Index Fund and the Liquid Reserves Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Use of asset-backed securities will represent less than 5% of the Liquid Reserves Fund's total assets by issuer.


Mortgage-Backed. and Mortgage-Related Securities


      The Aggregate Bond Index Fund, the Limited Duration Bond Fund and the Money Funds, except for the Treasury Funds and solely as collateral for repurchase agreements in the case of the Money Funds, may invest in mortgage-backed and mortgage-related securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.



      Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.

The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the adviser expected.



      Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.



      Mortgage-backed securities are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.


      CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.



      Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.



      Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.


      The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Mortgage-Backed Security Rolls

      The Aggregate Bond Index Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as the Fund's repurchase agreement counterparties. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Variable and Floating Rate Securities


      The Aggregate Bond Index Fund, the Bond Funds and the Money Funds, except for the Treasury Funds, may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Limited Duration Bond Fund may also invest in funding agreements, which are privately placed, unregistered obligations negotiated with a purchaser.



Variable Amount Master Demand Notes



      The Money Funds, except for the Treasury Funds, and the Bond Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


Zero Coupon Securities


      The Aggregate Bond Index Fund, the Bond Funds and the Money Funds, except for the Treasury Funds, may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Aggregate Bond Index Fund and the Money Funds must distribute at least 90% of their net investment income, including the original issue discount accrued on zero coupon bonds. Because the Funds will not receive cash payments on a current basis from the issuer in respect of accrued original discount, the Funds may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement. Such cash might be obtained from selling other portfolio holdings of the Funds. In some circumstances such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Funds to sell such securities at such time.



      The Money Funds, except for the Treasury Funds and the Bond Funds may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. Privately-issued stripped securities are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.



Municipal and Municipal-Related Securities



      Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.



      The Tax-Free Fund and the Bond Funds may invest in municipal and municipal-related securities. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Funds may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.



      Auction Rate Securities



      Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration. The Tax-Free Fund does not invest in auction rate securities.



      Industrial Development and Private Activity Bonds



      Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.



      Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Tax-Free Fund's Prospectus and discussed below under "Taxation of the Funds," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.



      Insured Municipal Securities



      Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.



      Municipal Leases



      The Tax-Free Fund and Short-Term Tax Exempt Bond Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.



      Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Tax-Free Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.



      Whether a municipal lease agreement will be considered illiquid for the purpose of a Fund's restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.



      Pre-Refunded Municipal Securities



      The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been "pre-refunded" using the escrow fund.



      Tender Option Bonds



      A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Tax Exempt Commercial Paper



      The Tax-Free Fund and the Bond Funds may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Funds will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service. See Appendix A for more information on the ratings of debt instruments.


Investment Restrictions

      The Portfolios in which the Funds invest each have substantially the same investment restrictions as their corresponding Funds. In reviewing the description of a Fund's investment restrictions below, you should assume that the investment restrictions of the corresponding Portfolio are the same in all material respects as those of the Fund.

      The Trust has adopted the following restrictions applicable to the Index Funds, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Each Index Fund may not:

      (1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

      (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

      (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

      (4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

      (5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

      (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities issued by other investment companies.

      (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies.

      (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

      (9) Issue any class of securities which is senior to the Fund's shares, to the extent prohibited by the Investment Company Act of 1940, as amended.

      In addition, it is contrary to each Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.


      The Trust has also adopted the following fundamental investment policies, which, with respect to the Money Funds (excluding the Tax Free Money Market
Fund), may not be changed without the approval of a majority of the shareholders of the respective Fund, as defined above. Each Money Fund (excluding the Tax Free Money Market Fund) will not:


      (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

      (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

      (4) Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.


      (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund's total assets.

      (6) Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      (7) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      (8) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.


      The concentration policy of the Money Funds (as set forth in Investment Restriction No. 1, above) permits the Money Funds to invest, without limit, in bankers' acceptances, certificates of deposit and similar instruments issued by:
(i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Money Funds will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (although the Fund would only do so if the Adviser were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks). The Money Funds may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Money Funds' quality standards in the banking industry justify any additional risks associated with the concentration of the Fund's assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

      The Trust has also adopted the following fundamental investment restrictions, which, with respect to the Tax Free Money Market Fund and the Bond Funds, may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Fund and (2) 67% or more of the interests present at a meeting if more than 50% of the outstanding interests are present at the meeting in person or by proxy.



      Each of the Tax Free Money Market Fund and the Bond Funds will not:



      (1) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.



      Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).



      (2) borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets;



      Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.



      (3) act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws



      (4) (i) as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Money Market Fund's investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry);



      (5) make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;



      (6) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

      (7) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).


      To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

Disclosure of Portfolio Holdings

Introduction

      Each Fund currently invests all of its assets in a related Portfolio, each of which is a series of State Street Master Funds ("Master Trust"), that has the same investment objectives and substantially the same investment policies as the relevant Fund. The Master Trust and the Trust, on behalf of each of their respective series (collectively, the "Trusts"), have adopted a joint portfolio holdings disclosure policy (the "Policy").

      The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the "SEC").

General Policy

      In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser's compliance department ("Authorizing Officer") where it is determined that (i) there is a legitimate business purpose for the information,
(ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund's underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

      The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:

1. Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Funds' contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds' Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds' Prospectus and this SAI; in addition, Bowne, Inc. (financial printer) is an Unaffiliated Service Provider.

2. Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

NAME
Bloomberg L.P.
Lipper Analytical Services
Moody's Investors Service
Morningstar, Inc.
Standard & Poor's Ratings Services
Thomson Financial

3. Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company ("State Street") and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

4. As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body,
      (3) in connection with a lawsuit, or (4) as required by court order.

5. Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust's officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Prohibitions on Disclosure of Portfolio Holdings

The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns shares of XYZ Company only if the Fund's ownership of such company has previously been publicly disclosed.

Additional Matters

None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust's Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

MANAGEMENT OF THE TRUST

      The Trustees are responsible for generally overseeing the Trust's business. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be "interested" as that term is defined in the 1940 Act (the "Independent Trustees"), and officer of the Trust.

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                           Term of                                           FUND
NAME, ADDRESS,              Position(s)    Office and                                        COMPLEX        OTHER
AND DATE OF BIRTH           Held with      Length of       PRINCIPAL OCCUPATION              OVERSEEN       DIRECTORSHIPS
("DOB")                     Trust          Time Served     DURING PAST FIVE YEARS            BY TRUSTEE     HELD BY TRUSTEE
-----------------------     -------------- ------------    ----------------------------      ------------   -------------------
INDEPENDENT TRUSTEES

Michael F. Holland          Trustee and    Term:           Chairman, Holland & Company       22             Trustee, State
Holland & Company, LLC      Chairman of    Indefinite      L.L.C. (investment adviser)                      Street
375 Park Avenue             the Board      Elected: 7/99   (1995 - present).                                Institutional
New York, NY 10152                                                                                          Investment Trust;
                                                                                                            Director, the
DOB: July 7, 1944                                                                                           Holland Series
                                                                                                            Fund, Inc.; and
                                                                                                            Director, The
                                                                                                            China Fund, Inc.;
                                                                                                            Chairman and
                                                                                                            Trustee, Scottish
                                                                                                            Widows Investment
                                                                                                            Partnership
                                                                                                            Trust; and
                                                                                                            Director, Reaves
                                                                                                            Utility Income
                                                                                                            Fund

William L. Boyan            Trustee        Term:           Trustee of Old Mutual South       22             Trustee, State
State Street Master Funds                  Indefinite      Africa Master Trust                              Street
P.O. Box 5049                              Elected: 7/99   (investments) (1995 -                            Institutional
Boston, MA 02206                                           present); Chairman emeritus,                     Investment
                                                           Children's Hospital (1984 -                      Trust; and
DOB: January 20, 1937                                      present); Director, Boston                       Trustee, Old
                                                           Plan For Excellence                              Mutual South
                                                           (non-profit) (1994 - present);                   Africa Master
                                                           President and Chief Operations                   Trust
                                                           Officer, John Hancock Mutual
                                                           Life Insurance Company (1959 -
                                                           1999).  Mr. Boyan retired in
                                                           1999.

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                           Term of                                           FUND
NAME, ADDRESS,              Position(s)    Office and                                        COMPLEX        OTHER
AND DATE OF BIRTH           Held with      Length of       PRINCIPAL OCCUPATION              OVERSEEN       DIRECTORSHIPS
("DOB")                     Trust          Time Served     DURING PAST FIVE YEARS            BY TRUSTEE     HELD BY TRUSTEE
-----------------------     -------------- ------------    ----------------------------      ------------   -------------------
Rina K. Spence              Trustee        Term:           President of SpenceCare           22             Trustee, State
7 Acacia Street                            Indefinite      International LLC (1998 -                        Street
Cambridge, MA 02138                        Elected: 7/99   present); Member of the                          Institutional
                                                           Advisory Board, Ingenium Corp.                   Investment
DOB: October 24, 1948                                      (technology company) (2001 -                     Trust; Director,
                                                           present); Chief Executive                        Berkshire Life
                                                           Officer, IEmily.com (internet                    Insurance
                                                           company) (2000 - 2001); Chief                    Company of
                                                           Executive Officer of Consensus                   America; and
                                                           Pharmaceutical, Inc. (1998 -                     Director,
                                                           1999); Founder, President and                    IEmily.com
                                                           Chief Executive Officer of                       Director, National
                                                           Spence Center for Women's                        Osteoporosis Foundation
                                                           Health (1994 - 1998); Trustee,                   2005-2008
                                                           Eastern Enterprise (utilities)                   Director, DAS Al Fouad
                                                           (1988 - 2000).                                   Hospital
                                                                                                            2006-present

Douglas T. Williams         Trustee        Term:           Executive Vice President of       22             Trustee, State
State Street Master Funds                  Indefinite      Chase Manhattan Bank (1987 -                     Street
P.O. Box 5049                              Elected: 7/99   1999).  Mr. Williams retired                     Institutional
Boston, MA 02206                                           in 1999.                                         Investment Trust

DOB: December 23, 1940

INTERESTED TRUSTEES (1)

James E. Ross               Trustee/       Term:           President, SSgA Funds             22             Trustee, State
SSgA Funds Management,      Preside        Indefinite      Management, Inc. (2005 -                         Street Master
Inc.                                       Elected         present); Principal, SSgA Funds                  Funds; Trustee,
State Street Financial                     Trustee: 2/07   Management, Inc. (2001 - 2005);                  SPDR(R) Series
Center                                                     Senior Managing Director, State                  Trust; Trustee,
One Lincoln Street                         Elected         Street Global Advisors (March                    SPDR(R) Index
Boston, MA 02111-2900                      President:      2006 - present); Principal,                      Shares Trust and
                                           4/05            State Street Global Advisers                     Trustee, Select
DOB:  June 24, 1965                                        (2000 - 2006).                                   Sector SPDR(R)
                                                                                                            Trust

---------------
(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

                                                                                             NUMBER OF
                                                                                             FUNDS IN
                                           Term of                                           FUND
NAME, ADDRESS,              Position(s)    Office and                                        COMPLEX        OTHER
AND DATE OF BIRTH           Held with      Length of       PRINCIPAL OCCUPATION              OVERSEEN       DIRECTORSHIPS
("DOB")                     Trust          Time Served     DURING PAST FIVE YEARS            BY TRUSTEE     HELD BY TRUSTEE
-----------------------     -------------- ------------    ----------------------------      ------------   -------------------
OFFICERS:

Gary L. French              Treasurer      Term:           Senior Vice President of State    ------         ------
State Street Bank and                      Indefinite      Street Bank and Trust Company
Trust Company                              Elected: 5/05   (2002 - present); Managing
2 Avenue de Lafayette                                      Director, Deutsche Bank
Boston, MA  02111                                          (including its predecessor,
                                                           Scudder Investments), Fund
DOB:  July 4, 1951                                         Operations Unit (2001 - 2002);
                                                           President, UAM Fund Services
                                                           (1995 - 2001).

Julie Piatelli              Chief          Term:           Principal and Senior              ------         ------
SSgA Funds                  Compliance     Indefinite      Compliance and Risk Management
Management, Inc.            Officer                        Officer, SSgA Funds
State Street Financial                     Elected: 7/07   Management, Inc.
Center                                                     (2004-present), Vice President
One Lincoln Street                                         State Street Global Advisors
Boston, MA 02111                                           (2004-present); Manager,
                                                           PricewaterhouseCoopers LLP
DOB: August 5, 1967                                        (1999-2004).

Nancy L. Conlin             Secretary      Term:           Vice President and Managing       ------         ------
State Street Bank and                      Indefinite      Counsel, State Street Bank and
Trust Company                                              Trust Company (2007 -
2 Avenue de Lafayette                      Elected: 9/07   present); General Counsel to
Boston, MA  02111                                          Plymouth Rock Companies
                                                           (2004-2007); and U.S. Chief
DOB: December 11, 1953                                     Counsel to Sun Life Financial
                                                           (2002 - 2004).


      The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

      The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

      The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2007, the Audit Committee held two meetings.



      The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2007, the Nominating Committee did not meet.



      The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available in accordance with the Trust's Valuation Procedures. The Pricing Committee acts pursuant to a tiered notification and meeting structure as set forth in the Valuation Procedures, and is generally convened in the event of a pricing matter that may potentially materially impact a Fund's NAV. During the fiscal year ended December 31, 2007, the Pricing Committee did not meet.


Trustee Ownership of Securities of the Trust, Adviser and Distributor


      As of April 1, 2008 none of the Independent Trustees had any ownership of securities of the Adviser or ALPS Distributors, Inc. ("ALPS"), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS.



      The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2007.



                                                                         Aggregate Dollar Range of Equity
                                                                         Securities in All Registered Investment
                                      Dollar Range of Equity             Companies Overseen by Trustee in
                                      Securities in the Funds            Family of Investment Companies
                                      ------------------------           ------------------------------------------
Name of Independent Trustee
     William L. Boyan                          None                       None
     Michael F. Holland                        None                       None
     Rina K. Spence                            None                       None
     Douglas T. Williams                       None                       None
Name of Interested Trustee
     James E. Ross                             None                       None


Trustee Compensation


      The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2007.

                                                         PENSION OR
                                                         RETIREMENT                                TOTAL
                                                         BENEFITS               ESTIMATED          COMPENSATION
                                     AGGREGATE           ACCRUED AS             ANNUAL             FROM TRUST &
                                     COMPENSATION        PART OF TRUST          BENEFITS UPON      FUND COMPLEX
                                     FROM TRUST          EXPENSES               RETIREMENT         PAID TO TRUSTEES
                                    --------------      ----------------      ----------------     --------------------
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee            0                   0                      0                   $30,000
Michael F. Holland, Trustee          0                   0                      0                   $30,000
Rina K. Spence, Trustee              0                   0                      0                   $30,000
Douglas T. Williams, Trustee         0                   0                      0                   $30,000
NAME OF INTERESTED TRUSTEE
James E. Ross, Trustee               0                   0                      0                   0


Code of Ethics

      The Trust, the Adviser and ALPS have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or ALPS.

PROXY VOTING PROCEDURES

      The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser's general management of the Portfolios, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C.

      Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of April 1, 2008, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Funds of the Trust (all series taken together).



      Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of April 1, 2008, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of any class of the Funds.




Name and Address                                                                                         Percentage
---------------------------------------------------------------------------------------------- ---------------------
State Street Equity 500 Index Fund --Administrative Shares
    American United Life Insurance Company
    One American Square
    P.O. Box 1995
    Indianapolis, IN 46206                                                                                  99.925%
---------------------------------------------------------------------------------------------- ---------------------
State Street Equity 500 Index Fund --Class R Shares
    American United Life Insurance Company
    One American Square
    P.O. Box 1995
    Indianapolis, IN 46206                                                                                  100.00%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Liquid Reserves Fund
    State Street Inst Liquid Reserves
    P.O. Box 5049
    Boston, MA                                                                                               96.95%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Liquid Reserves Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                        100.00%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional US Government Money Market Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon Street
    Boston, MA 02116                                                                                         76.00%
---------------------------------------------------------------------------------------------- ---------------------
    State Street Bank and Trust
    200 Clarendon Street
    Boston, MA 02116                                                                                         86.02%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Treasury Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                        100.00%
---------------------------------------------------------------------------------------------- ---------------------
    State Street Bank and Trust
    200 Clarendon Street
    Boston, MA 02116                                                                                         98.71%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Treasury Plus Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                        100.00%
---------------------------------------------------------------------------------------------- ---------------------
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                         95.88%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Tax Free Money Market Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                           100%
---------------------------------------------------------------------------------------------- ---------------------
    State Street Bank and Trust
    200 Clarendon
    Boston, MA 02116                                                                                         84.39%
---------------------------------------------------------------------------------------------- ---------------------
State Street Short-Term Tax Exempt Bond Fund
    State Street Bank and Trust
    200 Clarendon Street
    Boston, MA 02116                                                                                        100.00%
---------------------------------------------------------------------------------------------- ---------------------
State Street Equity 500 Index Fund -- Service Shares
    Nationwide NTC-PLNS
    Nationwide Trust Company FSB FBO
    Participating Retirement Plans
    (NTC-Plans)
    One Nationwide Plaza
    Columbus, OH  43215                                                                                      27.451
---------------------------------------------------------------------------------------------- ---------------------

      As of April 1, 2008, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of any class of the Funds.




Name and Address                                                                                         Percentage
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional US Government Money Market Fund
    Mercury & Co. C/O State Street Bank                                                                      11.47%
     FCG 124
     200 Clarendon Street
     Boston, MA 02116
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional US Government Money Market Fund
    Saturn & Co FBO Exeter Sweep
    FCG 124
    200 Clarendon Street
    Boston, MA 02116                                                                                         23.87%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Treasury Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                          5.18%
---------------------------------------------------------------------------------------------- ---------------------
State Street Institutional Tax Free Money Market Fund
    Saturn & Co C/O State Street Bank
    Attn: FCG 124
    200 Clarendon
    Boston, MA 02116                                                                                         15.61%
---------------------------------------------------------------------------------------------- ---------------------
State Street Equity 500 Index Fund -- Service Shares
    Nationwide GPVA
    Nationwide Insurance Company
    C/O IPO Portfolio Accounting
    PO Box 182029
    Columbus, OH  43218-2029                                                                                 7.46%
---------------------------------------------------------------------------------------------- ---------------------
    Calvert FBO 529 Plan
    Calvert Distributors Inc.
    FBO DC Plan Single Fund Option
    4500 Montgomery Avenue, Suite 1000 N
    Bethesda, MD  20814                                                                                    23.902
---------------------------------------------------------------------------------------------- ---------------------
    Calvert Dist Pl 529
    Calvert Distributors Inc
    FBO DC 529 Plan Ages 0 TO 5
    4500 Montgomery Avenue, Suite 1000N
    Bethesda, MD  20814                                                                                     5.791
---------------------------------------------------------------------------------------------- ---------------------
    Calvert FBO 529 Plan
    Calvert Distributors Inc.
    FBO DC 529 Plan Ages 6 To 10
    4500 Montgomery Avenue, Suite 1000 N
    Bethesda, MD  20814                                                                                     5.627
---------------------------------------------------------------------------------------------- ---------------------
    NACO-Nationwide Insurance Co
    C/O IPO Portfolio Accounting
    PO Box 182029
    Columbus, OH  43218-2029                                                                                8.242
---------------------------------------------------------------------------------------------- ---------------------
    Nationwide Retired Veterans
    Nationwide Trust Company FSB FBO
    Participating Retirement Plans
    (VNRS)
    One Nationwide Plaza
    Columbus, OH  43215                                                                                     8.072
---------------------------------------------------------------------------------------------- ---------------------


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements


      SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") is responsible for the investment management of the Funds pursuant to Investment Advisory Agreements dated May 1, 2001 and February 7, 2007, as amended from time to time (the "Advisory Agreement"), by and between the Adviser and the Trust. The Adviser and State Street are wholly-owned subsidiaries of State Street Corporation, a publicly held bank holding company.


      Each Fund currently invests all of its assets in a related Portfolio that has the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Trust has retained the Adviser as investment adviser to manage a Fund's assets in the event that the Fund withdraws its investment from its related Portfolio.

      The Adviser is also the investment adviser to each of the related Portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Adviser and State Street Master Funds, on behalf of the Portfolios. The Adviser receives an investment advisory fee with respect to each related Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Funds and the Adviser. Each Fund that invests in a related Portfolio bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).

      The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on November 29, 2007.


      The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

      In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.


      SSgA FM has contractually agreed to cap the total operating expenses of the Liquid Reserves Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.05% of the Fund's average daily net assets until April 30, 2009. For the year ended December 31, 2007, December 31, 2006 and December 31, 2005, SSgA FM reimbursed the Liquid Reserves Fund $ 1,139,263, $1,974,550 and $282,635, respectively, under this agreement.



      SSgA FM has contractually agreed to cap the total operating expenses of the Tax Free Money Market Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.10% of the Fund's average daily net assets until April 30, 2009. For the year ended December 31, 2007, SSgA FM reimbursed the Tax Free Money Market Fund $60,824.



      SSgA FM has contractually agreed to cap the total operating expenses of each of the Limited Duration Bond Fund and Short-Term Tax Exempt Bond Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.10% of each Fund's average daily net assets until April 30, 2009. For the year ended December 31, 2007, SSgA FM reimbursed the Short-Term Tax Exempt Bond Fund $90,214.


Administrator, Custodian and Transfer Agent

      Under the Administrative Services Agreement (the "Administration Agreement"), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the

Trust reasonably deems necessary for the proper administration of the Trust and the Funds. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Funds' investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator's gross negligence or willful misconduct in the performance of its duties.

      State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds' assets.


      State Street also serves as Transfer Agent of the Equity 500 Index Fund, Equity 400 Index Fund, Equity 2000 Index Fund and Aggregate Bond Index Fund. ALPS Fund Services, Inc. serves as Transfer Agent to all other Funds in this SAI.


      As consideration for State Street's services as administrator, transfer agent and custodian to the Equity 500 Index Fund, and for State Street's assumption of the ordinary expenses of that Fund, State Street shall be entitled to receive from the Equity 500 Index Fund an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Equity 500 Index Fund's average daily net assets during the month:

                                              Annual percentage of
Index Fund                                  average daily net assets
--------------------------------------     ------------------------------
Equity 500 Index Fund
      - Administrative Shares                  0.05%
      - Service Shares                         0.05%
      - Class R Shares                         0.05%

      As consideration for State Street's services as administrator and custodian to the other Funds, State Street shall receive from the Funds an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:

Annual Fee Schedule
$25,000 for Administration Services
$12,000 for Custody and Accounting Services

      The administration, custodian and transfer agency fees accrued for the last three fiscal years are set forth in the table below.

                                               Fiscal year ended         Fiscal year ended          Fiscal year ended
Fund                                           December 31, 2005         December 31, 2006          December 31, 2007
-----------------------------------            -----------------         -----------------          -----------------
Equity 500 Index Fund                          $ 110,265                 $ 121,014                  $ 138,107
Liquid Reserves Fund                           $  64,823                 $  84,419                  $  75,389
Tax Free Money Market Fund                            --                        --                  $  64,891
U.S. Government Money Market Fund                     --                        --                  $  18,294
Treasury Money Market Fund                            --                        --                  $  18,516
Treasury Plus Money Market Fund                       --                        --                  $  18,515
Short-Term Tax Exempt Bond Fund                       --                        --                  $  64,892


Shareholder Servicing and Distributions Plans

      To compensate ALPS for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to ALPS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) set out below. Because Rule 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. It is expected that ALPS will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of shares of the Funds, including affiliates of the Advisor. The principal business address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

         The Distribution Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not "interested persons" of the Trust (the "Independent Trustees") and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto (the "Qualified Distribution Plan Trustees"). The Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. As of December 31, 2007 none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan. The Rule 12b-1 Plan calls for payments at an annual rate (based on average net assets) as follows:

State Street Equity 500 Index Fund - Administrative Shares:            0.15%
State Street Equity 500 Index Fund - Service Shares:                   0.25%
State Street Equity 500 Index Fund - Class R Shares:                   0.60%
State Street Equity 400 Index Fund:                                    0.25%
State Street Equity 2000 Index Fund:                                   0.25%
State Street Aggregate Bond Index Fund:                                0.25%
Liquid Reserves Fund - Investment Class:                               0.10%
U.S. Government Money Market Fund - Investment Class:                  0.10%
Tax Free Money Fund -  Investment Class:                               0.10%
Treasury Fund - Investment Class:                                      0.10%
Treasury Plus Fund - Investment Class:                                 0.10%

Limited Duration Bond Fund - Investment Class:                         0.05%
Short-Term Tax Exempt Bond Fund - Investment Class:                    0.05%



      Shareholder servicing fees paid to the Distributor pursuant to the Rule 12b-1 Plan for the last fiscal year are reflected in the chart below.


                                                            Fiscal year ended
Fund                                                        December 31, 2007
--------------------------------------------           ------------------------
Equity 500 Index Fund
         Administrative Shares                            $  305,225
         Service Shares                                      169,964
         Class R Shares                                       28,468
Liquid Reserves Fund
               Institutional Class                         1,973,196
               Investment Class                              125,202
Tax Free Money Market Fund
               Institutional Class                           19, 164
Tax Free Money Market Fund
               Investment Class                              61, 708
U.S. Government
               Investment Class                              231,064
Treasury Money
               Investment Class                               69,067
Treasury Plus
               Investment Class                               53,956
Limited Duration Bond Fund
               Investment Class
Short-Term Tax Exempt Bond Fund                               16,015



Counsel and Independent Registered Public Accounting Firm

      Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is One International Place, Boston, Massachusetts 02110.

      Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) assistance and consultation with respect to the preparation of filings with the SEC. In connection with the audit of the 2007 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young's audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal business address of Ernst & Young LLP is 200 Clarendon St., Boston, Massachusetts 02116.

PORTFOLIO MANAGERS


      The following persons serve as the portfolio managers of each operational non-money market Portfolio as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2007:

                                                             Other
                                 Registered                  Pooled                                                     Total
                                 Investment   Assets         Investment      Assets                       Assets        Assets
Portfolio                        Company      Managed        Vehicle         Managed        Other         Managed       Managed
Manager         Portfolio        Accounts     ($ billions)   Accounts        ($ billions)   Accounts      ($ billions)  ($ billions)
---------       --------         ----------   ----------     -----------     -----------    ----------    -----------   ------------
John A.         Equity 500              62         $35.88           249           $369.30          229         $239.00       $644.18
Tucker          Index Portfolio

Karl            Equity 500              62         $35.88           249           $369.30          229         $239.00       $644.18
Schneider       Index Portfolio

Timothy         Short-Term               4          $0.12             0             $0.00            8           $0.66         $0.78
Ryan, CFA       Tax Exempt
                Bond Portfolio

Dwayne          Short-Term               4          $0.12             0             $0.00            8           $0.66         $0.78
Parmley         Tax Exempt
                Bond Portfolio

Jeff Carter     Short-Term               4          $0.12             0             $0.00            8           $0.66         $0.78
                Tax Exempt
                Bond Portfolio



      As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Portfolio as of December 31, 2007.


      When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

      A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

      A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable.

      The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Funds invests all of their investable assets in a corresponding Portfolio and therefore do not directly incur transactional costs for purchases and sales of portfolio investments. The Funds purchase and redeem shares of the corresponding Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Portfolios are available for purchase by the Funds at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

      All portfolio transactions are placed on behalf of the Portfolios by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Money Portfolios and the Aggregate Bond Index Portfolio normally do not pay a stated brokerage commission on transactions.

      Each Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

      The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

CAPITAL STOCK AND OTHER SECURITIES

      Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund's net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.

      Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

      Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust's property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

PURCHASE, REDEMPTION AND PRICING OF SHARES


      Shares of the Funds are offered continuously at a price equal to the NAV attributable to each share. Each Fund determines the NAV per share on each day on which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). This determination is made each Business Day at the close of regular trading on the NYSE (the "Valuation Time") by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.



      The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.


      It is the policy of the Money Market Funds, the Tax Free Fund and the Treasury Funds to use their best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, each Money Market Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument.



      For example, in periods of declining interest rates, the daily yield on each of the Money Market Fund's, the Tax Free Fund's and the Treasury Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on each Fund's shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.



      The Trustees have established procedures reasonably designed to stabilize each Money Market Fund's. the Tax Free Fund's and the Treasury Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's NAV using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.


      The Funds' securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUNDS

      The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

      Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

      Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the favorable tax treatment accorded regulated investment companies, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in qualified publicly traded partnerships (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of its total assets are invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that consist, with respect to each issuer, of no more than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

      In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. Where, as here, each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding Portfolio of the Trust, the nature and character of each Fund's income and gains will generally be determined at the Portfolio level and each Fund will be allocated its share of Portfolio income and gains. Consequently, references in this discussion of Taxation of the Funds to gains and losses recognized will generally be to gains and losses recognized at the Portfolio level. In the discussion below, "Portfolio" refers to the series of the Trust in which the relevant Fund(s) invest their assets.

      In addition, recent legislation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the prior paragraph) will be treated as qualifying income. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

      In addition, for purposes of meeting the diversification requirement described in (b) above, in the case of the Portfolio's investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Finally, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

      Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      A 4% excise tax will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed on any amount which it is subject to corporate income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Distributions Received by Shareholders


      Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund (or, in this case, the Portfolio) owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. The Money Market Funds do not expect to distribute Capital Gain Dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Distributions from capital gains are generally made after applying any available capital loss carryovers. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Aggregate Bond Index Fund, the Tax Free Funds, the Treasury Funds and the Money Market Funds do not expect Fund distributions to be derived from qualified dividend income.


      In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends allocated to a Fund by a Portfolio during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

      To the extent that a Fund makes a distribution of income received by a Portfolio and allocated to the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

      Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Portfolio and allocated to the Fund from domestic corporations for the taxable year. A dividend so allocated to a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

      If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Taxation of Certain Financial Instruments

      Each Index Fund may enter into futures contracts, options on futures contracts and options on securities indices. Where a Portfolio engages in transactions in these instruments, those transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income and defer losses allocated to the Fund, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. To mitigate the effect of these rules, the Portfolio will monitor its transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in its books and records.


      The Limited Duration Bond Fund may enter into options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.



Tax Exempt Income



      Distributions that are designated as "exempt-interest dividends" will be excludable from gross income by shareholders for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Tax-Free Funds intend to satisfy this requirement. Although Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax, they may be subject to state and local taxes.



      If shares of the Funds are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.



      Entities or persons who are "substantial users" (or persons related to substantial users) of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.



      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Funds still are tax-exempt to the extent described in each Fund's prospectus; but they are included in the calculation of whether a recipient's income exceeds the base amounts.



      If a Fund invests in any instrument that generates taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Funds realize capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders (as described above - see "Taxation of Distributions Received by Shareholders"). There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of a Fund.


Foreign Income

      Income received by a Fund from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries will vary. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Investments in Original Issue Discount Securities

      A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Portfolio will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by a Portfolio may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income allocated to a Fund that invests in the Portfolio.

      Furthermore, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund investing in such a Portfolio will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income allocated to a Fund investing in the Portfolio.

Backup Withholding

      A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Redemptions and Exchanges

      Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Shareholders

      Under current law, the Funds "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Tax Shelter Reporting

      If a Fund shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-US Investors


      Non-U.S. investors in the Funds should consult their tax advisors concerning the tax consequences of ownership of shares in the Funds. Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code ( a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.


      A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

      If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

      In order for a foreign person to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign person must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

General Considerations


The foregoing discussion summarizes some of the consequences under the current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

UNDERWRITER

      ALPS Distributors, Inc. serves as the Funds' Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see "Rule 12b-1 Plan," above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

FINANCIAL STATEMENTS


      The audited financial statements for the fiscal year ended December 31, 2007 are included in the Annual Report of the Trust, which was filed with the SEC on March 7, 2008 as part of the Trust's filing on Form N-CSR (accession number 0000950135-08-001647) and are incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling (866) 392-0869.

                                   APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -     Leading market positions in well-established industries.

            -     High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

      A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                   APPENDIX B

                            STATE STREET MASTER FUNDS
                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.  POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.  FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.  PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

      B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

----------

(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

      the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

      D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.  ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.  DISCLOSURES

      A. The Trusts shall include in its registration statement:

            1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

            2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

      B. The Trusts shall include in its annual and semi-annual reports to shareholders:




----------

(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

            1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

            2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

                                   APPENDIX C



                                  [SSGA LOGO]



PROXY VOTING POLICY



                                                          Funds Management, Inc.



INTRODUCTION



SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).



Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:



      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;



      2)    provides the client with this written proxy policy, upon request;



      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;



      4)    matches proxies received with holdings as of record date;



      5) reconciles holdings as of record date and rectifies any discrepancies;



      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;



      7)    documents the reason(s) for voting for all non-routine items; and



      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.



PROCESS



The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.



In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with

ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.



From time to time, proxy votes will be solicited which fall into one of the following categories:



      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or



      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.



These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.



In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.



FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.



VOTING



For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.



I.    Generally, FM votes for the following ballot items:



Board of Directors



      - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer



      - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.



      - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office



      - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern



      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.



      - Mandates requiring a majority of independent directors on the Board of Directors



      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors



      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee



      -     Elimination of cumulative voting


----------


* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

      -     Establishment of confidential voting



Auditors



      - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors



      - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors



      -     Discharge of auditors*



      - Approval of financial statements, auditor reports and allocation of income



      -     Requirements that auditors attend the annual meeting of shareholders



      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities



      - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function



Capitalization



      - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income



      - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase



      - Capitalization changes which eliminate other classes of stock and/or unequal voting rights



      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.



      - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)



Anti-Takeover Measures



      -     Elimination of shareholder rights plans ("poison pill")


----------


* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

      - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)



      - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced



      - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination



      - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")



      -     Repeals of various anti-takeover related provisions



Executive Compensation/Equity Compensation



      - Stock purchase plans with an exercise price of not less that 85% of fair market value



      - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.



      - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet



      - Expansions to reporting of financial or compensation-related information, within reason



      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee



Routine Business Items



      - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)



      -     Change in Corporation Name



      - Mandates that amendments to bylaws or charters have shareholder approval

Other



      -     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders



      -     Repeals or prohibitions of "greenmail" provisions



      -     "Opting-out" of business combination provision



II.   Generally, FM votes against the following items:



Board of Directors



      - Establishment of classified boards of directors, unless 80% of the board is independent



      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees



      -     Limits to tenure of directors



      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected



      -     Restoration of cumulative voting in the election of directors



      - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings



      - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy



      - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares



      - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:



            - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or



            - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or



            - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward



Capitalization



      - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders



      - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change



Anti-Takeover Measures



      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers



      -     Adjournment of Meeting to Solicit Additional Votes



      - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced



      - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")



Executive Compensation/Equity Compensation



      - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)



      -     Retirement bonuses for non-executive directors and auditors



      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation -- committee



Routine Business Items



      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions



      - Reincorporation in a location which has more stringent anti-takeover and related provisions

      - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.



Other



      - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature



      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact



      - Proposals which require inappropriate endorsements or corporate actions



      - Proposals asking companies to adopt full tenure holding periods for their executives



III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:



      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets



      - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders



      - Against offers where, at the time of voting, the current market price of the security exceeds the bid price



      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value



      -     For offers made at a premium where no other higher bidder exists



PROTECTING SHAREHOLDER VALUE



We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.



Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.



In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.



As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.



POTENTIAL CONFLICTS



As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").



When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.



In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.



RECORDKEEPING



In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:



      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;



      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);



      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);



      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and



      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.



DISCLOSURE OF CLIENT VOTING INFORMATION



Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust was filed with the Commission on February 16, 2000 as Exhibit (a) to the Trust's Registration Statement and is incorporated by reference herein.

(2)       Amendment No.1 to Agreement and Declaration of Trust is filed herein.

(3) Form of Amendment No. 2 to Agreement and Declaration of Trust was filed with the Commission on May 19, 2005 as Exhibit (a)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(4)       Amendment No. 3 to Agreement and Declaration of Trust is filed herein.

(5) Amendment No. 4 to Agreement and Declaration of Trust was filed with the Commission on February 6, 2007 as Exhibit (a)(5) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(6) Amendment No. 5 to Agreement and Declaration of Trust was filed with the Commission on October 2, 2007 as Exhibit (a)(6) to Post Effective Amendment No. 27 and is filed herein.

(b)       Third Amended and Restated By-laws of the Trust is filed herein.

(c)       Not applicable.

(d)(1) Investment Advisory Agreement dated May 1, 2001 between SSgA Funds Management, Inc. and the Trust was filed with the Commission on April 30, 2002 as Exhibit (d)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(2) Amendment dated February 14, 2002 to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust is filed herein.

(3) Fee Waiver and Expense Reimbursement Agreement Dated April 1, 2007 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Liquid Reserves Fund is filed herein.

(4) Voluntary Fee Waiver Letter dated April 1, 2007 from SSgA Funds Management, Inc. to the Trust with respect to the State Street Institutional Liquid Reserves Fund is filed herein.

(5) Form of Amendment to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust regarding the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund was filed with the Commission on February 6, 2007 as Exhibit (d)(5) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(6) Fee Waiver and Expense Reimbursement Agreement dated February 7, 2007 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund is filed herein.

(7) Form of Amendment to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust regarding the State Street Institutional Tax Free Money

          Market Fund, State Street Institutional Treasury Money Market Fund, and State Street Institutional Treasury Plus Money Market Fund was filed with the Commission on October 2, 2007 as Exhibit (d)(7) to Post-Effective Amendment No. 27 and is incorporated by reference herein.

(d)(8) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Liquid Reserves Fund is filed herein.

(d)(9) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Limited Duration Bond Fund, State Street Short-Term Tax Exempt Bond Fund, and State Street Tax Free Money Market Fund is filed herein.

(d)(10) Voluntary Fee Waiver letter dated April 29, 2008 from SSgA Funds Management, Inc. to the Trust with respect to the State Street Institutional Liquid Reserves Fund is filed herein.

(e)(1) Distribution Agreement dated February 28, 2000 between ALPS Distributors, Inc. and the Trust was filed with the Commission on April 28, 2006 as Exhibit (e)(1) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(2) Addendum dated March 30, 2001 to Distribution Agreement dated February 28, 2000 between ALPS Distributors, Inc. and the Trust is filed herein.

(3) Form of Selling Dealer Agreement was filed with the Commission on February 25, 2005 as Exhibit (e)(4) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(4) Notice to Distribution Agreement dated February 14, 2002 regarding the State Street Institutional Money Market Fund and the State Street Institutional U.S. Government Money Market Fund is filed herein.

(5) Form of Notice to the Distribution Agreement dated May 19, 2005 between the Trust and ALPS Distributors, Inc. regarding Class R shares of the State Street Equity 500 Index Fund is filed herein.

(6) Amendment dated February 7, 2007 to Distribution Agreement between the Trust and ALPS Distributors, Inc. regarding the State Street Institutional Limited Duration Bond Fund, the State Street Institutional Tax Free Limited Duration Bond Fund, and the State Street Institutional Tax Free Money Market Fund is filed herein.

(7) Form of Notice to Distribution Agreement dated September 2007 between the Trust and ALPS Distributors, Inc. regarding the State Street Institutional Treasury Fund and the State Street Institutional Treasury Plus Fund is filed herein.

(8) Form of Second Amendment to Distribution Agreement dated October 11, 2007 between the Trust and ALPS Distributors, Inc. regarding the State Street Treasury Money Market Fund and the State Street Treasury Plus Money Market Fund is filed herein.

(f)       Not applicable.

(g)(1) Amended and Restated Custodian Agreement dated February 14, 2001 between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit (g)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(2) Notice to Custodian Agreement dated February 14, 2002 regarding the State Street Money Market Fund and the State Street U.S. Government Money Market Fund is filed herein.

(3) Notice to Custodian Agreement dated February 12, 2004 between State Street Bank and Trust Company and the Trust regarding the State Street Money Market Fund is filed herein.

(4) Form of Notice to Custodian Agreement between State Street Bank and Trust Company and the Trust regarding the State Street Institutional Treasury Fund and the State Street Institutional Treasury Plus Fund is filed herein.

(h)(1)(a) Transfer Agent and Services Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit (h)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(1)(b) Transfer Agent and Services Agreement dated February 1, 2005 between ALPS Mutual Fund Services, Inc. and the Trust is filed herein.

(1)(c) Services Amendment to Transfer Agent and Services Agreement dated February 1, 2005 between ALPS and The Trust is filed herein.

(1)(d) Amendment to Transfer Agency and Services Agreement dated February 7, 2007 between ALPS Fund Services, Inc. and the Trust is filed herein.

(1)(e) Amendment to Services Amendment to Transfer Agent and Services Agreement dated February 7, 2007 between ALPS Fund Services, Inc. and the Trust is filed herein.

(1)(f) Form of Notice to Transfer and Service Agreement between ALPS Mutual Funds Services, Inc. and the Trust with regard to the State Street Treasury Fund and the State Street Treasury Plus Fund is filed herein.

(1)(g) Form of Notice to Services Amendment between ALPS Mutual Funds Services, Inc. and the Trust with regard to the State Street Treasury Fund and the State Street Treasury Plus Fund is filed herein.

(1)(h) Form of Notice to Transfer Agent and Service dated October 31, 2006 Agreement between State Street Bank and Trust Company and the Trust with regard to anti-money laundering services amendment is filed herein.

(1)(i) Notice of Amendment to Transfer Agent and Service Agreement dated April 5, 2004 between State Street Bank and Trust Company and the Trust is filed herein.

(2) Administration Agreement dated February 28, 2000 between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit (h)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(2)(a) Notice to Administration Agreement dated February 14, 2002 regarding the State Street Money Market Fund and the State Street U.S. Government Money Market Fund is filed herein.

(2)(b) Notice to Administration Agreement dated February 12, 2004 between State Street Bank and Trust Company and the Trust regarding the State Street Money Market Fund is filed herein.

(2)(c) Form of Notice to Administration Agreement between State Street Bank and Trust Company and the Trust regarding the State Street Institutional Treasury Fund and the State Street Institutional Treasury Plus Fund is filed herein.

(3) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Equity 500 Index Fund was filed with the Commission on April 28, 2006 as Exhibit
          (h)(4) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(4) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Liquid Reserves Fund was filed with the Commission on April 28, 2006 as Exhibit (h)(5) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(5) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Limited Duration Bond Fund was filed with the Commission on April 28, 2006 as Exhibit (h)(6) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(6) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Limited Duration Bond Fund was filed with the Commission on February 6, 2007as Exhibit (h)(7) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(7) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Money Market Fund was filed with the Commission on February 6, 2007 as Exhibit (h)(8) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(8) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Money Market Fund was filed with the Commission on October 2, 2007 as Exhibit (h)(9) to Post-Effective Amendment No. 27 and is incorporated by reference herein.

(9) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Treasury Plus Money Market Fund was filed with the Commission on October 2, 2007 as Exhibit (h)(10) to Post-Effective Amendment No. 27 and is incorporated by reference herein.

(i)(1) Legal Opinion of Ropes & Gray LLP was filed with the Commission in September 2000 as Exhibit (i) to Pre-Effective Amendment No. 1 to the Trust's Registration Statement and is incorporated by reference herein.

(2) Legal Opinion of Ropes & Gray LLP regarding the State Street Money Market Fund was filed with the Commission on November 13, 2002 as Exhibit (i)(2) to Post-Effective Amendment No. 10 and is incorporated by reference herein.

(3) Legal Opinion of Ropes & Gray LLP regarding the Class R Shares of the State Street Equity 500 Index Fund was filed with the Commission on June 3, 2005 as Exhibit (i)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(4) Legal Opinion of Ropes & Gray LLP regarding the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund was filed with the Commission on February 6, 2007 as Exhibit (i)(4) to Post-Effective Amendment No. 23 and is incorporated by reference herein.

(j)       Consent of Ernst & Young LLP is filed herein.

(k)       Not applicable.

(l)       Not applicable.

(m) Rule 12b-1 Plan was filed with the Commission on October 2, 2007 as Exhibit (m) to Post-Effective Amendment No. 27 and is incorporated by reference herein.

(n) Rule 18f-3 Plan was filed with the Commission on May 19, 2005 as Exhibit (n) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(o)       Reserved.

(p)(1) Joint Code of Ethics with the State Street Master Funds was filed with the Commission on February 25, 2005 as Exhibit (p)(1) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(p)(2)(i) Amended Code of Ethics of SSgA Funds Management, Inc. was filed with the Commission on February 25, 2005 as Exhibit (p)(1) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(ii) Amendment to SSgA Code of Ethics of SSgA Funds Management, Inc. is filed herein.

(3) Amended Code of Ethics of ALPS Distributors, Inc. was filed with the Commission on April 28, 2006 as Exhibit (p)(3) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

----------
+ Post-Effective Amendment No. 8 was filed with the Commission on January 30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener's error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     See the Prospectus and the Statement of Additional Information regarding the Trust's control relationships.

ITEM 25. INDEMNIFICATION

     Pursuant to Article 4 of the Trust's Amended and Restated By-Laws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

     As to any matter disposed of by a compromise payment by any such Covered Person referred to above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of Shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     See "Management of the Trust" in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Trust and the following other investment companies: AARP Funds, Ameristock Mutual Fund, Inc., Ameristock ETF Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., Heathlshares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

     (b) To the best of the Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke        President; Director

Thomas Carter          Managing Director - Business Development; Director

Jeremy O. May          Managing Director - Operations and Client Service;
                       Assistant Secretary; Director

John C. Donaldson      Chief Financial Officer

Diana Adams            Vice President, Controller, Treasurer

Robert J. Szydlowski   Chief Technology Officer

Tane Tyler             General Counsel, Secretary

Brad Swenson           Chief Compliance Officer



* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

     State Street Institutional Investment Trust ("Trust")
     P.O. Box 5049 Boston, MA 02206

     SSgA Funds Management, Inc. ("Adviser")
     State Street Financial Center
     One Lincoln Street
     Boston, MA 02111

     State Street Bank and Trust Company ("Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent", except not the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund)
     2 Avenue de Lafayette
     Boston, MA 02111

     ALPS Distributors, Inc.
     ALPS Mutual Fund Services, Inc. (Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market
     Fund)
     1290 Broadway
     Suite 1100
     Denver, CO 80203

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant, State Street Institutional Investment Trust (the "Trust") certifies that it meets all of the requirements for effectiveness of this amendment to the Trust's registration statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Trust's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April 2008.


                                     STATE STREET INSTITUTIONAL INVESTMENT TRUST


                                     By: /s/ James E. Ross
                                         ---------------------------------------
                                         James E. Ross
                                         President

Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities indicated on the 29th day of April, 2008:

Signature                               Title
---------                               -----


/s/ James E. Ross                       Trustee and President
-------------------------------------   (Principal Executive Officer)
James E. Ross


/s/Gary L. French                       Treasurer (Principal Accounting Officer)
-------------------------------------
Gary L. French


                  *                     Trustee
-------------------------------------
William L.  Boyan


                  *                     Trustee
-------------------------------------
Michael F.  Holland


                  *                     Trustee
-------------------------------------
Rina K.  Spence


                  *                     Trustee
-------------------------------------
Douglas T.  Williams


* Attorney-in-fact: /s/ Julie A. Tedesco
                    --------------------

                                  EXHIBIT INDEX

EXHIBIT NO.   DOCUMENT
-----------   --------
(a)(2)        Amendment No. 1 to Agreement and Declaration of Trust

(a)(4)        Amendment No. 3 to Agreement and Declaration of Trust

(a)(6)        Amendment No. 5 to Agreement and Declaration of Trust

(b)           Third Amended and Restated B-Laws

(d)(2)        Amendment dated February 14, 2002 to Investment Advisory Contract.

(d)(3) Fee Waiver and Expense Reimbursement Agreement dated April 1, 2007 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Liquid Reserves Fund.

(d)(4)        Voluntary Fee Waiver letter dated April 1, 2007 from SSgA Funds
              Management, Inc. to the Trust with respect to the State Street
              Institutional Liquid Reserves Fund.

(d)(6)        Fee Waiver and Expense Reimbursement Agreement dated February 7,
              2007 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Limited Duration Bond
              Fund, State Street Institutional Tax Free Limited Duration Bond
              Fund and State Street Tax Free Money Market Fund.

(d)(8) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the
              Trust with respect to the State Street Institutional Liquid
              Reserves Fund

(d)(9) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the
              Trust with respect to the State Street Limited Duration Bond Fund,
              State Street Short-Term Tax Exempt Bond Fund, and State Street Tax
              Free Money Market Fund

(d)(10)       Voluntary Fee Waiver letter dated April 29, 2008 from SSgA Funds
              Management, Inc. to the Trust with respect to the State Street
              Institutional Liquid Reserves Fund

(e)(2)        Addendum dated March 30, 2001 to Distribution Agreement dated
              February 28, 2000 between ALPS Distributors, Inc. and the Trust.

(e)(4) Notice to Distribution Agreement dated February 14, 2002 regarding the State Street Institutional Money Market Fund and the State
              Street Institutional U.S. Government Money Market Fund.

(e)(5) Form of Notice to the Distribution Agreement dated May 19, 2005 between the Trust and ALPS Distributors, Inc. regarding Class R shares of the State Street Equity 500 Index Fund.

(e)(6) Amendment to Distribution Agreement dated February 7, 2002 between the Trust and ALPS Distributors, Inc. regarding the State Street
              Institutional Limited Duration Bond Fund, the State Street
              Institutional Tax Free Limited Duration Bond Fund, and the State
              Street Institutional Tax Free Money Market Fund.

(e)(7) Form of Notice to Distribution Agreement dated September 2007 between the Trust and ALPS Distributors, Inc. regarding the State
              Street Institutional Treasury Fund and the State Street
              Institutional Treasury Plus Fund.

(e)(8)        Form of Second Amendment to Distribution Agreement dated October
              11, 2007 between the Trust and ALPS Distributors, Inc. regarding the State Street Treasury Money Market Fund and the State Street
              Treasury Plus Money Market Fund.

(g)(2) Notice to Custodian Agreement dated February 14, 2002 regarding the State Street Money Market Fund and the State Street U.S.
              Government Money Market Fund.

(g)(3)        Notice to Custodian Agreement dated February 12, 2004 between
              State Street Bank and Trust Company and the Trust regarding the
              State Street Money Market Fund.

(g)(4) Form of Notice to Custodian Agreement between State Street Bank and Trust Company and the Trust regarding the State Street
              Institutional Treasury Fund and the State Street Institutional
              Treasury Plus Fund.

(h)(1)(b) Transfer Agent and Services Agreement dated February 1, 2005 between ALPS Mutual Fund Services, Inc. and the Trust.

(h)(1)(c)     Services Amendment to Transfer Agent and Services Agreement dated
              February 1, 2005 between ALPS and The Trust

(h)(1)(d)     Amendment to Transfer Agency and Services Agreement dated February
              7, 2007 between ALPS Fund Services, Inc. and the Trust.

(h)(1)(e)     Amendment to Services Amendment to Transfer Agent and Services
              Agreement dated February 7, 2007 between ALPS Fund Services, Inc.
              and the Trust.

EXHIBIT NO.   DOCUMENT
-----------   --------
(h)(1)(f)     Form of Notice to Transfer and Services Agreement between ALPS
              Mutual Funds Services, Inc. and the Trust with regard to the State
              Street Treasury Fund and the State Street Treasury Plus Fund

(h)(1)(g)     Form of Notice to Services Amendment between ALPS Mutual Funds
              Services, Inc. and the Trust with regard to the State Street
              Treasury Fund and the State Street Treasury Plus Fund

(h)(1)(h)     Form of Notice to Transfer Agent and Services dated October 31,
              2006 Agreement between State Street Bank and Trust Company and the
              Trust with regard to anti-money laundering services amendment.

(h)(1)(i)     Notice of Amendment to Transfer Agent and Services Agreement dated
              April 5, 2004 between State Street Bank and Trust Company and the
              Trust.

(h)(2)(a) Notice to Administration Agreement dated February 14, 2002 regarding the State Street Money Market Fund and the State Street
              U.S. Government Money Market Fund.

(h)(2)(b)     Notice to Administration Agreement dated February 12, 2004 between
              State Street Bank and Trust Company and the Trust regarding the
              State Street Money Market Fund.

(h)(2)(c)     Form of Notice to Administration Agreement between State Street
              Bank and Trust Company and the Trust regarding the State Street
              Institutional Treasury Fund and the State Street Institutional
              Treasury Plus Fund.

(j)           Consent of Ernst & Young LLP.

(p)(2)(ii)    Amendment to SSgA Code of Ethics of SSgA Funds Management, Inc.